Posting Supplement No. 8 dated August 6, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 391509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391509	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391509. Member loan 391509 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Abelman Frayne and Schwab	Debt-to-income ratio:	20.93%
Length of employment:	10 months	Location:	wantagh, NY

Home town:	WANTAGH
Current & past employers:	Abelman Frayne and Schwab
Education:	ST. JOHNS UNIVERSITY, ST. JOHNS SCHOOL OF LAW, Benjamin N. Cardozo School of Law

This borrower member posted the following loan description, which has not been verified:

My credit card debt is approximately $18,000. The majority of my debt is due to school (buying books, etc). I also owe a lot of money in student loans (undergraduate, law school and graduate school). Due to high interest rates no matter how much I pay a month my debt does not decrease. If I was given a loan I would be able to pay all my credit cards off in full and be debt free. By paying off my debt I will be able to afford paying my student loans, paying back this loan and still have enough money to be able to rent an apartment closer to work and still have money left over to save. This loan will help get my finances back on track and relieve my financial stress.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	82
Revolving Credit Balance:	$22,739.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404992	$7,200	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404992. Member loan 404992 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	national grid	Debt-to-income ratio:	8.97%
Length of employment:	16 years 1 month	Location:	selden, NY

Home town:	Glen head
Current & past employers:	national grid
Education:	Suny Farmingdale

This borrower member posted the following loan description, which has not been verified:

We would like to be able to put a second floor on our home. We need some extra funds to do so.

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,085.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410505	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410505. Member loan 410505 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	US Government	Debt-to-income ratio:	6.26%
Length of employment:	2 years	Location:	Fort Wayne, IL

Home town:
Current & past employers:	US Government
Education:	Indiana University-Purdue University-Fort Wayne

This borrower member posted the following loan description, which has not been verified:

Seeking additional money for a small investment. Thank you

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414829	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414829. Member loan 414829 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Alpha Services	Debt-to-income ratio:	21.29%
Length of employment:	16 years 3 months	Location:	Rome, GA

Home town:	Ft. Payne
Current & past employers:	Alpha Services
Education:	NW State JR. College

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some cardsd so I can expand my Medical transcription service into the court reporting and scoping. Scoping is court reporting editing !!! I need to add software, train MTs, etc. Thank you for your time

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,511.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416647	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416647. Member loan 416647 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	FIDELITY INVESTMENTS	Debt-to-income ratio:	21.85%
Length of employment:	8 years 1 month	Location:	Lantana, TX

Home town:
Current & past employers:	FIDELITY INVESTMENTS
Education:

This borrower member posted the following loan description, which has not been verified:

Take advantage of real estate mkt and purchase more rental property's.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,276.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423819	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423819. Member loan 423819 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Yesterday's Island	Debt-to-income ratio:	17.76%
Length of employment:	5 years	Location:	Nantucket, MA

Home town:	Waltham
Current & past employers:	Yesterday's Island, Lockheed Martin Corp.
Education:	University of Vermont (UVM)

This borrower member posted the following loan description, which has not been verified:

I am requesting this money so I can consolidate my debts, move to Boston, and hopefully go to grad school at Suffolk University. I always pay my bills on time and am very responsible.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,658.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424945	$9,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424945. Member loan 424945 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,125 / month
Current employer:	Department of Education	Debt-to-income ratio:	6.27%
Length of employment:	3 years 9 months	Location:	Little Rock, AR

Home town:
Current & past employers:	Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Hi All, This is a loan for general home improvements. I have previously used LendingClub and appreciate the opportunity to use it again!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,382.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425533	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425533. Member loan 425533 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,067 / month
Current employer:	GRIC	Debt-to-income ratio:	21.40%
Length of employment:	4 years 9 months	Location:	chandler, AZ

Home town:	Des Moines
Current & past employers:	GRIC
Education:	Drake University, Arizona State University

This borrower member posted the following loan description, which has not been verified:

Hi. I am a first time home buyer. I am also a single mom raising two teenage girls, the oldest who has a physical disability. I have a good job, good income, and have been with the same company over 4 years. I pay all my bills on time, and am very responsible. I would like to buy before the first time new home owner tax credit expires at the end of the year so I can get the tax credit (which can be used to pay off this loan).

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,407.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425556	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425556. Member loan 425556 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Goldman Sachs Group	Debt-to-income ratio:	0.66%
Length of employment:	11 months	Location:	Staten Island, NY

Home town:	New Brunswick
Current & past employers:	Goldman Sachs Group
Education:

This borrower member posted the following loan description, which has not been verified:

I am in process of shopping for an engagement ring... (need I say more?) Unfortunately (fortunately) the markets have been on quite a nice ride and I am trying ambitiously not to liquidate my portfolio and lose the potential for some stellar returns (> the financing rate on this loan I'm sure...) Although I work in financial services my job is very safe. My firm has done well and is actually expanding. It is that rough period a few months before bonus time but the love of my life cannot wait any longer and I need to make this purchase sooner than later. Please let me know if you have any questions about my credit/mortgage/etc. I have great credit and am very proud of my fiscal discipline. Thank you!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$513.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426909	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426909. Member loan 426909 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Merrill Corporation	Debt-to-income ratio:	12.70%
Length of employment:	5 years 7 months	Location:	WASHINGTON, DC

Home town:	Bronx
Current & past employers:	Merrill Corporation, Cutting Edge Communication
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit card debt into one personal loan to pay off in 36 to 48 months.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$21,479.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427999	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427999. Member loan 427999 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	RxUnlimited Pharmacy	Debt-to-income ratio:	8.20%
Length of employment:	1 year	Location:	Canoga Park, CA

Home town:	Tarboro
Current & past employers:	RxUnlimited Pharmacy
Education:	Medical Univ. of South Carolina

This borrower member posted the following loan description, which has not been verified:

Have a higher interest rate on a loan and also need to pay off a couple of charge accts. Would like to consolidate these and reduce my payment

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1969	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	35
Revolving Credit Balance:	$8,209.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 428172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428172	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428172. Member loan 428172 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Discover Financial Services	Debt-to-income ratio:	10.40%
Length of employment:	9 years 10 months	Location:	west valley, UT

Home town:
Current & past employers:	Discover Financial Services, JC penney
Education:	university of utah

This borrower member posted the following loan description, which has not been verified:

.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,112.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429090	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429090. Member loan 429090 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Allied Barton	Debt-to-income ratio:	2.32%
Length of employment:	4 months	Location:	LONE PINE, CA

Home town:	Torrance
Current & past employers:	Allied Barton, Self Employeed Entertainer, 3 years, Ski Patroller, Mammoth Mountain CA, 3 Years, Marine Corps, 5 Years
Education:	University of Maryland-University College, Military Trade schooling Aviation Electronics, Over 1 year of school

This borrower member posted the following loan description, which has not been verified:

I expect to have this loan paid in full with in the first year. It is being used in a few aspects of my life, part home improvement, self business purposes, and some vacation.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,470.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429247	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429247. Member loan 429247 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Douglas Development	Debt-to-income ratio:	17.62%
Length of employment:	2 months	Location:	ARLINGTON, VA

Home town:	Jacksonville
Current & past employers:	Douglas Development, Georgetown University
Education:	Georgetown University, Southwestern University

This borrower member posted the following loan description, which has not been verified:

Recent Graduate

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	66
Revolving Credit Balance:	$5,127.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429571	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429571. Member loan 429571 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	heroic touch tech	Debt-to-income ratio:	7.95%
Length of employment:	1 year 4 months	Location:	brighton, MA

Home town:	Boston
Current & past employers:	heroic touch tech
Education:	valparaiso university, IN, Lawrence University, WI

This borrower member posted the following loan description, which has not been verified:

I am a young energetic and motivated self-starter with interest in emerging markets, especially commercial development and risk analysis. My work experience thus far has been very rich and diverse, ranging from quality management with expertise in customer service, teamwork and communication to banking, sales, portfolio management and client relationships. I have worked in West Africa, USA and the Caribbean, and I look forward to focusing my career as an entrepreneur working in partnership with other entrepreneurs. I am an honest, hardworking and ambitious man. I enjoy working in teams and I am very comfortable with leadership and responsibility. My character and personality is a reflection of the diverse culture and religions I have been exposed to over the years. I believe hard work and persistence will take me forward on the career path I have set for myself. I have the drive for success and truly believe that success is an adventure and not a destination, which keeps me grounded and focused on the challenge I meet on the way to success. In sum, I can be best described as someone who plans and prepares for the challenge till I succeed, because for me failure is not an option.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	7
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429733	$15,850	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429733. Member loan 429733 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,534 / month
Current employer:	El Monte City School District	Debt-to-income ratio:	9.50%
Length of employment:	17 years	Location:	Colton, CA

Home town:
Current & past employers:	El Monte City School District
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate some debt into one payment.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,405.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 429770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429770	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429770. Member loan 429770 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,918 / month
Current employer:	Cambridge	Debt-to-income ratio:	9.80%
Length of employment:	1 year 4 months	Location:	Sarasota, FL

Home town:	San Ramon
Current & past employers:	Cambridge, FCCI Insurance Group
Education:

This borrower member posted the following loan description, which has not been verified:

Requesting loan to consolidate credit card bills and pay for unexpected medical costs.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	19
Revolving Credit Balance:	$11,437.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429795	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429795. Member loan 429795 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Systems Definition Inc.	Debt-to-income ratio:	23.57%
Length of employment:	1 year	Location:	SILVER SPRING, MD

Home town:	Columbus
Current & past employers:	Systems Definition Inc., Sapphire Technology, Sage Systems Technology, HIAS, Inc.
Education:	The New School, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

My goal is to use this loan to pay off six credit cards/lines of credit that have varying APRs from 26.74% to 23.15%. Due to these high rates, and my current inability to pay more than the minimum, I have been unable to see any abatement in my credit balances. It feels like a never ending story of debt. These credit cards/lines were opened to help fund my graduate education at New School University in New York City. Since graduating in 2006, I have increased my income by $30,000, which indicates to me that my graduate education was the correct decision. I'm grateful for that opportunity and the rewards I continue to reap from my Master's degree. Yet, in my three years since graduating, I have not been able to make an impact on my debt. Recently, I suffered a miscarriage, an emotionally devastating personal moment; this occurrence, though, has inspired me to pay off my debt in the next few years so that my future children will have a debt-free, budget concious mom. Further, paying off this debt quickly will allow me to continue my education to the PhD level. My plan is to attain my PhD in literature in order to become a director of an English department. As director, I want to balance the humanities with career guidance for undergraduate and graduate English majors, a component that is currently lacking from most (if not all) English Departments. Please feel free to contact me if you need further information about my current financial situation. Thank you.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,037.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429796	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429796. Member loan 429796 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	PGI Financial Group, Inc.	Debt-to-income ratio:	5.33%
Length of employment:	2 years 3 months	Location:	New York, NY

Home town:
Current & past employers:	PGI Financial Group, Inc.
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

My credit card rate increased and I want to pay it down and consolidate all other obligations so that I reduce my monthly expense. You should lend to me because I am financial conservative and prudent in managing my financial affairs (as I hope my credit report will show). I have a graduate degree in business and I am employed as an executive officer and director.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,838.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429900	$10,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429900. Member loan 429900 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Aldi	Debt-to-income ratio:	16.54%
Length of employment:	2 months	Location:	Grand Blanc, MI

Home town:	Grand Rapids
Current & past employers:	Aldi, General Motors
Education:	University of Michigan Flint

This borrower member posted the following loan description, which has not been verified:

After being recently laid-off from General Motors I had to rely on insufficient unemployment checks and credit cards to survive financially for the past five months. I have recently found employment with Aldi, a sucessful food store chain, and am currently training to be a shift manager. With this new position I will make enough money to quickly repay a loan, I am simply looking for a means to consolidate my current debt for a quicker and easier pay-off. Thank You.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,738.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430033	$12,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430033. Member loan 430033 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,720 / month
Current employer:	Bristol Myers Squibb	Debt-to-income ratio:	10.65%
Length of employment:	3 months	Location:	CLEMSON, SC

Home town:	Columbia
Current & past employers:	Bristol Myers Squibb, Best Buy Co. Inc.
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt that I accumulated through college. I am looking for a lower interest rate on this loan than my credit cards. I would use this loan to fully pay off those balances.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,294.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430091	$10,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430091. Member loan 430091 was requested on July 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	SAIC	Debt-to-income ratio:	22.45%
Length of employment:	5 years 8 months	Location:	North East, MD

Home town:	Jennersville
Current & past employers:	SAIC, Montell
Education:	College of Notre Dame of Maryland

This borrower member posted the following loan description, which has not been verified:

I want to pay off my credit cards at a better rate so that I can save more towards my retirement.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	68
Revolving Credit Balance:	$15,260.00	Public Records On File:	1
Revolving Line Utilization:	77.90%	Months Since Last Record:	68
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430268	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430268. Member loan 430268 was requested on July 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Chaffey Joint Union High School District	Debt-to-income ratio:	8.86%
Length of employment:	4 years	Location:	Rancho Cucamonga, CA

Home town:	San Francisco
Current & past employers:	Chaffey Joint Union High School District
Education:	California State Fullerton, Gonzaga University

This borrower member posted the following loan description, which has not been verified:

I am employed as a teacher and am trying to consolidate debt to one consistent monthly payment for a finite payment schedule.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,745.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430325	$3,800	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430325. Member loan 430325 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	CVS Caremark Corp.	Debt-to-income ratio:	4.44%
Length of employment:	1 year 4 months	Location:	Quincy, MA

Home town:	Quincy
Current & past employers:	CVS Caremark Corp.
Education:	Wentworth Institute of Technology, University of Massachusetts at Boston

This borrower member posted the following loan description, which has not been verified:

Ever since I was little, I was fascinated by cars and now I am ready to purchase one. With your help I will be able to get into an affordable dream car that I have always wanted. I will be using this loan to purchase a car. I am a responsible candidate for this loan because I pay all my bills on time, never have I missed any payments. Only reason why I am resorting to this is due to me being not qualified for an auto loan from the dealership. However, with that said, I am financially stable and I do not live paycheck to paycheck.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,885.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430405	$9,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430405. Member loan 430405 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Park Dental	Debt-to-income ratio:	19.90%
Length of employment:	7 years	Location:	Jordan, MN

Home town:	Waconia
Current & past employers:	Park Dental, Friendship Manor Nursing Home
Education:	Minnesota State University-Mankato, Normandale Community College, Hennepin Technical College

This borrower member posted the following loan description, which has not been verified:

I have a great job in the dental field that I love. I will be doing dental til I physically cant anymore. I have been at the same place of employment for 7yrs, they hired me right out of school. It's what I am suppose to do. I recently got married and our plan is to get rid of all our small debts. My husband has been at his job for 23yrs and has a great pension. He will be there til retirement. Are hopes are to look into a townhome in 3yrs, we will be empty-nesters. I would use the money to pay off all the small bills that are present and make one lump payment. We, I, just feel we are not getting ahead due to the small bills. We have consolidated some to save money, cell phone and car insurance for example. It just would help us sleep at night and enjoy life. Consolidating to ease. Thank you

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$978.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430444	$14,400	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430444. Member loan 430444 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Stones	Debt-to-income ratio:	23.70%
Length of employment:	2 years 9 months	Location:	Crane, TX

Home town:	Crane
Current & past employers:	Stones, TL McNeese Trucking, San Angelo State School
Education:	Angelo State University, Odessa College, University of Texas at Odessa

This borrower member posted the following loan description, which has not been verified:

I have two high interest loans that I would like to consolidate at lower rate.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,479.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430587	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430587. Member loan 430587 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	self empoyed	Debt-to-income ratio:	4.63%
Length of employment:	30 years 2 months	Location:	San Luis Obispo, CA

Home town:	Vienna
Current & past employers:	self empoyed, John D. Oeltman
Education:	Polytechnic University

This borrower member posted the following loan description, which has not been verified:

Gentlemen I do need the loan not only for debt-consolidation, but also for improvement for my home office (new computer, printer, etc), and also some new furniture. I worked in the US since 1988 as a Civil engineer and I am self employed since 1997 and work out from my home-office with an average yearly income of 48,000 $. I am single and have no financial obligations against any person, just credit cards. By paying off some of those cards it will make it easy for me to fulfill my obligations against you as a lender. Please feel free to contact me at any time via e-mail if you have any more questions. I hope we can come to some kind of agreement. Sincerely Peter Edward Hoppe

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$7,690.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430622	$4,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430622. Member loan 430622 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Lakeside Bank	Debt-to-income ratio:	8.96%
Length of employment:	5 years 4 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Lakeside Bank, Chicago Park District
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

Using this loan to get a lower interest rate on current outstanding loan.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,315.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 430623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430623	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430623. Member loan 430623 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Hue's Taxi Corporation	Debt-to-income ratio:	19.02%
Length of employment:	14 years	Location:	Farmingville, NY

Home town:	Hicksville
Current & past employers:	Hue's Taxi Corporation, U.S. Postal Service
Education:	Farmingdale State University of New York

This borrower member posted the following loan description, which has not been verified:

I always pay my obligations on time and I have done business with your affiliate partner e-loan in the past . Since I am self employed and run my own business, there is no job security/layoff issues.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,176.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430633	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430633. Member loan 430633 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,642 / month
Current employer:	Retired	Debt-to-income ratio:	1.35%
Length of employment:	9 years 10 months	Location:	Crawford, TX

Home town:	Champaign
Current & past employers:	Retired, Control Data Corporation, Harvard University, Smithsonian Institution, University Of Illinois, Illinois Power Co.
Education:	Control Data Institute, Tarrant County CC

This borrower member posted the following loan description, which has not been verified:

A unexpected tax lien requires quick action. This lien is on debt free property of 5 acres with a 4 bdrm 3 bath manufactured home.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,876.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430646	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430646. Member loan 430646 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Santa Monica UCLA Medical Center	Debt-to-income ratio:	9.75%
Length of employment:	13 years 7 months	Location:	Palmdale, CA

Home town:	Havana
Current & past employers:	Santa Monica UCLA Medical Center, Kaiser Permanente
Education:	Los Angeles Community College

This borrower member posted the following loan description, which has not been verified:

I have been in my present job over 13 years. Have a lot of debt and am looking for a way to pay off a credit card that went from zero percent interest to a large 26%. We don't have any equity available in our home and are open to negotiate a good loan.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	46
Revolving Credit Balance:	$33,981.00	Public Records On File:	1
Revolving Line Utilization:	77.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430666	$8,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430666. Member loan 430666 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,983 / month
Current employer:	Improvement Direct	Debt-to-income ratio:	2.37%
Length of employment:	2 years 8 months	Location:	Chico, CA

Home town:	Sierra Valley
Current & past employers:	Improvement Direct, OCSC Sailing, Holiday Inn Chico
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

Hello Friendly Investors, I have decided to put my toe into the world of Real Estate by purchasing my own Time Share Property. I have used my savings to give the small down payment at this time and was given a loan for the rest. That loan is financed through the property company and has a fairly high interest rate. I am able to get a better rate with Lending Club and the other loan has no early-payment penalty. My hope is this much better interest rate will get me out of debt faster while still within my budget. I have a full time job that I have been at it for 2.5 yrs with a very low credit card debt that I am about to eliminate in the next year. Please help me in this quest to become a deed holder on my first minor investment. Thank you so much for taking the time to read this and hopefully assisting with the cause. Sincerely, -A

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430706	$8,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430706. Member loan 430706 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Remote Control-Rotork	Debt-to-income ratio:	0.43%
Length of employment:	9 years 7 months	Location:	Hope Valley, RI

Home town:	Westerly
Current & past employers:	Remote Control-Rotork
Education:

This borrower member posted the following loan description, which has not been verified:

I have several leaks in my roof. I have already had estimates done to replace and fix the roof by licienced/insured people. I really need to have this done since the excessive rain has my ceiling actually crumbling down with each storm.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430710	$15,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430710. Member loan 430710 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Irvin Trucking	Debt-to-income ratio:	5.34%
Length of employment:	4 years 5 months	Location:	akron, OH

Home town:	akron
Current & past employers:	Irvin Trucking, Leasway transpotation
Education:	east high grad

This borrower member posted the following loan description, which has not been verified:

Currently have two trucks and two trailers, one trailer being refurbished so I can add driver and put 2nd truck in service haul new and used vehicles around country,since industry is picking up. I purchased first truck and trailer for 50,000 and paid off in 24 months. bought second tractor for 106,000 and financed for 48 months, I have 26 months left and have never missed payment since aquiring funding for truck #2. Bought Second trailer for 12,000, put 10,000 down, owe 2,000 to finish.I have never been late on mortgage, both vehicles paid for. The finance co. I use to deal with has closed it's stores, Benefical, which loan was paid in full inspite of high interest rate.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430755	$9,300	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430755. Member loan 430755 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Nordstrom	Debt-to-income ratio:	12.15%
Length of employment:	8 years	Location:	CHICAGO, IL

Home town:	Columbus
Current & past employers:	Nordstrom, The Limited, Inc
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Too much spending in my 20s lead to too much debt in my 30s. For the past month, I've been tracking my finances thru Quicken online and realized I pay more in credit card payments than rent! I've been using cash/debit almost exclusively since January but recently realized that I can't continue the trend without consolidating my debt. For the past couple of days, this problem has honestly been the 1st haunting thought that comes to mind when I wake up. I always pay my bills, I have over $2,000 in savings to take care of any mis-haps or unexpected expenses which helps. I'm getting older and, as a result, tired of this non-sense - no more credit card debt! I've now controlled my impulse shopping habit (I work in retail, so that is very hard to do!) and I actually feel comfortable saying "no" or "I can't afford that" when asked to go places or do things. Getting this loan will cut my payments down to half and help me stay above water each month. It will give me a solid gameplan and timeline to get rid of my credit once and for all...and eventually get Back in the Black. P

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,498.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430759	$15,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430759. Member loan 430759 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Indy M-Storm LLC	Debt-to-income ratio:	23.04%
Length of employment:	4 years 5 months	Location:	Boonton, NJ

Home town:
Current & past employers:	Indy M-Storm LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I bought a Real Estate Owned property from the bank in Indianapolis ( Indiana). This is a Single Family House with 3 bedrooms and 1 bath. I bought it for 12k and it needs for a good rehab 25k. The ARV (After Repair Value) of this house is around 80k. The average rent for this house is $700/month. That is this rent will be able to pay for the loan. I am planning to lease - option this house in one year.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,317.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430767	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430767. Member loan 430767 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	SGASI Production Staging	Debt-to-income ratio:	7.35%
Length of employment:	1 year 7 months	Location:	ORLANDO, FL

Home town:	Bayonne
Current & past employers:	SGASI Production Staging, US Army
Education:	Valencia Community College, University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate three credit cards that I have. They total a little more than 15000 but I do not need any more than that. I think I am a very qualified person for this loan because I have only had one late payment since I was 18 and I am now 31. The late payment happened in 2004. My credit score is about 755. The late payment happpened because of a family emergency while I was in the Army. I will be using the money to consolidate three Chase credit cards that I have. (The reason I have three Chase credit cards is because they bought out the two other companies that I orginally got the credit cards from.) I would just like to have one fixed payment a month instead of worrying about 4. They also have been raising interest rates on my credit cards because of the times that we are going through right now nationally. I hope this helps you out with what I am trying to do.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	68
Revolving Credit Balance:	$16,055.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430804	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430804. Member loan 430804 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Maritz LLC	Debt-to-income ratio:	7.83%
Length of employment:	19 years 9 months	Location:	Arnold, MO

Home town:	St Louis Park
Current & past employers:	Maritz LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to consolidate my credit card bills into one payment.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	38
Revolving Credit Balance:	$18,503.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430831	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430831. Member loan 430831 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Network Controls & Electric Inc	Debt-to-income ratio:	21.05%
Length of employment:	1 year 2 months	Location:	Simpsonville, SC

Home town:	Greenville
Current & past employers:	Network Controls & Electric Inc, ebridge Technologies Inc, Piedmont Natural Gas
Education:	Furman University, Clemson University

This borrower member posted the following loan description, which has not been verified:

Loan of $25k to cover tax liability associated with K1 earnings in 2008.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,380.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430852	$16,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430852. Member loan 430852 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Chainreaction Motorsports	Debt-to-income ratio:	17.72%
Length of employment:	2 years 6 months	Location:	glendale, AZ

Home town:	grandrapids
Current & past employers:	Chainreaction Motorsports
Education:

This borrower member posted the following loan description, which has not been verified:

I need to expand and have limited capitol. We have been profitable for the 2 years we have been in business

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,007.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430886	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430886. Member loan 430886 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	KeyPoint Credit Union	Debt-to-income ratio:	12.83%
Length of employment:	2 years 11 months	Location:	Santa Clara, CA

Home town:	Manila
Current & past employers:	KeyPoint Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate debt

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,882.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430889	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430889. Member loan 430889 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Brandies Univesity	Debt-to-income ratio:	2.48%
Length of employment:	25 years 1 month	Location:	Waltham, MA

Home town:	Boston
Current & past employers:	Brandies Univesity
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a 5000 loan to complete 20000 that i need to put down on a home i would like to purchase. I am looking for a 60 month term with an interest rate of no more than 23%. I am also willing to have payments automatically withdrawn from my checking account every month. Thank you

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	41
Revolving Credit Balance:	$547.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430907	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430907. Member loan 430907 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,741 / month
Current employer:	Spanish Missions Network	Debt-to-income ratio:	22.05%
Length of employment:	5 years 7 months	Location:	BAYONNE, NJ

Home town:	Limon
Current & past employers:	Spanish Missions Network, Peoples Baptist Church
Education:	Seminario Biblico Bautista

This borrower member posted the following loan description, which has not been verified:

My credit history proof that This is a loan that can be handle. We are improving our bussiness and need some help. I am looking preferible for a 3 to 5 years Loan. Thanks God bless.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,130.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 430908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430908	$7,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430908. Member loan 430908 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Harbour Club	Debt-to-income ratio:	21.18%
Length of employment:	5 years 11 months	Location:	Dayton, OH

Home town:	Lima
Current & past employers:	Harbour Club
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like to pay a lower interest rate on my credit card debt. My husband and I have worked hard to get our finances under control over the past 5 years and feel this will help in accomplishing our goal of being debt free by 2012. I have a good credit history with a decent income. I do not paying housing costs because I manage an apartment community and have been for almost 6 years. I am a good candidate for this loan because I pay all of my bills on time and pay at least 3 times the minimum balance on my credit card balances. Thank you so much for your help!

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,601.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430916	$21,125	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430916. Member loan 430916 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,717 / month
Current employer:	Shaw Group	Debt-to-income ratio:	11.47%
Length of employment:	1 year 5 months	Location:	Sugar Hill, GA

Home town:	New York
Current & past employers:	Shaw Group, Fluor Corporation, Worley Parson, Siemens, Georgia Power
Education:	DeVry University-Georgia

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and close 3 accounts in 1 loan.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,283.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430930	$10,400	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430930. Member loan 430930 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Cushman & Wakefield, Inc.	Debt-to-income ratio:	8.87%
Length of employment:	2 years 1 month	Location:	Clifton, NJ

Home town:	New Brunswick
Current & past employers:	Cushman & Wakefield, Inc., Foot Locker
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I have very high interest on some credit cards. I would like to consolidate all of this debt into one, lower interest payment. I always pay every card on time - even with the high interest. I never miss a payment. I have tried over the years to pay off the balances but the high interest rates make it very difficult. I am very concerned about my credit rate and will ensure that I make payments on a timely basis.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,991.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430940	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430940. Member loan 430940 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	stefanos II pizzeria	Debt-to-income ratio:	3.05%
Length of employment:	3 years 5 months	Location:	PHILADELPHIA, PA

Home town:	Philadelphia
Current & past employers:	stefanos II pizzeria
Education:

This borrower member posted the following loan description, which has not been verified:

i need to borrow 20,000.00for a personel loan

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,294.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 430951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430951	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430951. Member loan 430951 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Candaian national railroad	Debt-to-income ratio:	6.75%
Length of employment:	17 years	Location:	Proctor, MN

Home town:	portland
Current & past employers:	Candaian national railroad
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently working at a high paying job and wish to clear credit card debt quicker and easier.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,894.00	Public Records On File:	1
Revolving Line Utilization:	78.60%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430967

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430967	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430967. Member loan 430967 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,583 / month
Current employer:	Nationstar Mortgage LLC	Debt-to-income ratio:	12.96%
Length of employment:	9 years 1 month	Location:	Richardson, TX

Home town:	Dallas
Current & past employers:	Nationstar Mortgage LLC, Microsoft
Education:	University of TX at Dallas

This borrower member posted the following loan description, which has not been verified:

My goal is payoff 3 credit cards. I will keep 1 after consolidation for everyday bills and close the other 2 accounts. The cards rates have gone and up and I dont feel like I can catch up. Goal is consolidate and pay it off. I have good credit and pay on time.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,672.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 430968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430968	$24,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430968. Member loan 430968 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Self-Employed	Debt-to-income ratio:	15.19%
Length of employment:	4 years 2 months	Location:	Brooklyn, NY

Home town:	Cherry Valley
Current & past employers:	Self-Employed
Education:	Hamilton College-Clinton, University of Pennsylvania, Columbia University in the City of New York

This borrower member posted the following loan description, which has not been verified:

Hi -- reinstating my loan request. Our accountants had not yet finished our personal taxes (we filed extensions) at the time of my last loan request, so despite the number of people interested we couldn't move forward. This is now completed, thankfully. So here's the story: My girlfriend and I run a small but growing fashion company. We want to keep growing, and are soliciting investors. At the same time, we'd like to put some more money into the business as well, and increase the equity. You can help us increase our equity by lending to me. Our business has been around for four years here in Brooklyn, and has been profitable for the past three years. We operate two store locations in Manhattan and Brooklyn, and sell on our website. We offer a wide range of products, from handbags and clothing to shoes and accessories. We look forward to 20-30% growth this year, and the money we receive will help us toward that goal. Thank you for your time.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,943.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430971	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430971. Member loan 430971 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,728 / month
Current employer:	Executive 1 Financial	Debt-to-income ratio:	15.53%
Length of employment:	3 years 9 months	Location:	Arlington Heights, IL

Home town:
Current & past employers:	Executive 1 Financial
Education:	William Rainey Harper College

This borrower member posted the following loan description, which has not been verified:

I have a Bank Of America loan on a high rate and I would like to refinance it and pay it off

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,438.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430976	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430976. Member loan 430976 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	BMW of Bellevue	Debt-to-income ratio:	3.92%
Length of employment:	3 years 3 months	Location:	Bothell, WA

Home town:	Mukilteo
Current & past employers:	BMW of Bellevue
Education:

This borrower member posted the following loan description, which has not been verified:

I'm getting engaged to my girlfriend of seven years and need cash for the ring. I chose a local independent jeweler and we designed the perfect ring. However, he will require payment in cash as credit card usage fees are very high. I make around $85k a year, and paying back the loan will not be a problem, I just don't have the cash on hand at this time. Please help!

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,390.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430989	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430989. Member loan 430989 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Microsoft Corporation	Debt-to-income ratio:	5.23%
Length of employment:	1 year	Location:	Bothell, WA

Home town:	Mountain View
Current & past employers:	Microsoft Corporation, Panasonic Avionics Corporation, PBM Supply & Mfg Inc
Education:	Bakersfield College

This borrower member posted the following loan description, which has not been verified:

Requesting assistance for a unique and low-cost land ownership opportunity. The land will be utilized as both a recreational and investment property. This supports a long-time dream and also has great potentials for future investment returns. I am a stable borrower with a very good credit rating and a secure income.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,578.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431032	$6,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431032. Member loan 431032 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Roll Forming Corporation	Debt-to-income ratio:	3.30%
Length of employment:	1 year 6 months	Location:	LAWRENCEBURG, KY

Home town:	Kinards
Current & past employers:	Roll Forming Corporation, Topy Corporation
Education:	Middle Tennessee State University

This borrower member posted the following loan description, which has not been verified:

Finish completion of garage floor/doors on new house.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,860.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431070	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431070. Member loan 431070 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Western Athletic Clubs	Debt-to-income ratio:	15.73%
Length of employment:	2 years 6 months	Location:	Mill Valley, CA

Home town:	Albuquerque
Current & past employers:	Western Athletic Clubs
Education:	Haas School of Business, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards. The total debt is $25500. I would like to consolidate the debt and make one big monthly payment and reduce the average interest rate

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,015.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431081	$10,875	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431081. Member loan 431081 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Allied-Barton Security	Debt-to-income ratio:	13.76%
Length of employment:	9 years 4 months	Location:	Cocoa, FL

Home town:	Sacramento
Current & past employers:	Allied-Barton Security, Pinkerton Government Services, Omniplex Security, Burns / Wells Fargo Security
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

I'm seeking a loan to refinance my credit card debts that are above 20% APR. I easily make my minimum payments and include extra when I can. However, I've calculated that I'll save at least a year on my debt-elimination plan and several thousand dollars in interest if I refinance. How I got into this position can be summed up in one word: foolishness. Over the past year, I've wisened up to my credit, but I would appreciate help in correcting my past mistakes. Thank you for your time.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,422.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431096	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431096. Member loan 431096 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Waste Management Inc.	Debt-to-income ratio:	9.96%
Length of employment:	2 years	Location:	Cuyahoga Falls, OH

Home town:	Akron
Current & past employers:	Waste Management Inc., All ohio Landscaping
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards, 2 of which are at a high interest rate the third is still at a good rate. The miniumn payment for all 3 is close to the estimated payment amount for this loan.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	61
Revolving Credit Balance:	$3,958.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431106	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431106. Member loan 431106 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	pitman company	Debt-to-income ratio:	20.51%
Length of employment:	12 years 2 months	Location:	north tonawanda, NY

Home town:	North Tonawanda
Current & past employers:	pitman company, Panes restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

lookin to replace my old daily driver (frame rot) and I really missed my old jeep and found a very good deal on a nice used one

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	71
Revolving Credit Balance:	$12,189.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431164	$6,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431164. Member loan 431164 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Dokken Engineering	Debt-to-income ratio:	5.26%
Length of employment:	3 years 7 months	Location:	San Diego, CA

Home town:	New Rochelle
Current & past employers:	Dokken Engineering
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I have a well-paying, stable career with little debt. Recently, I spend much of my savings on a 5-month vacation that cost ~$12,000. Before returning to work after my vacation, I required the care of a physician and have taken a holistic approach to treatment. My family has offered to cover these unexpected expenses; however, I have decided to take out a loan to pay for it myself. My parents have plans for retirement and such a financial setback could result in them working another year or two. I have since returned to my job and am in great health thanks to the treatments I have received. I look forward to answering any questions you may have.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$993.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431183	$2,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431183. Member loan 431183 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	ADP	Debt-to-income ratio:	7.00%
Length of employment:	1 month	Location:	CAPITOL HEIGHTS, MD

Home town:	Washington
Current & past employers:	ADP, CUTCO, HP
Education:	Virginia Military Institute

This borrower member posted the following loan description, which has not been verified:

Hi. My name is Jasper Watkins and I am a recent May 09 graduate from the Virginia Military Institute. I graduated in May and fortunately landed a job in DC working with a company called ADP. I was living in ATL GA, and the company did not cover moving expenses. So, I had to use my own money and now I'm pretty much broke. I was on a division 1 full track scholarship while at VMI, so I don't have any college loan debt at all. I am a responsible , hard-working person that just needs a little help to get running in the corporate world. Thanks

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,655.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431204	$3,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431204. Member loan 431204 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	all stars auto	Debt-to-income ratio:	1.33%
Length of employment:	5 years 1 month	Location:	highland, CA

Home town:	pakistan
Current & past employers:	all stars auto, uhaul
Education:	crafton hills- Fire Fighter-paramedic

This borrower member posted the following loan description, which has not been verified:

school

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,403.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431250	$3,250	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431250. Member loan 431250 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Global IFG, Inc.	Debt-to-income ratio:	13.52%
Length of employment:	5 years 1 month	Location:	Lakeville, MN

Home town:
Current & past employers:	Global IFG, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a short term business loan. I have been in business for 5 years, and have never taken a loan. I do not have a DnB score, even though I have accounts and bills in my company name. I have a personal mid credit score of 798. I have only had 1 credit inquity in 5 years, and have never paid any personal or business accounts late. Everything has always been paid on time. The funds will be used for business expenses/growth. My needs are of an urgent nature, and I thought I would try peer to peer lending as a faster option than regular bank loans. I would very much appriciate your consideration. Sincerely, Bob

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	61
Revolving Credit Balance:	$9,375.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431251	$4,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431251. Member loan 431251 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	great western	Debt-to-income ratio:	3.34%
Length of employment:	11 years	Location:	west valley, UT

Home town:
Current & past employers:	great western
Education:	none

This borrower member posted the following loan description, which has not been verified:

.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,141.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431261	$1,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431261. Member loan 431261 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Jeannette Specialty Glass	Debt-to-income ratio:	21.47%
Length of employment:	4 years 6 months	Location:	Manor, PA

Home town:
Current & past employers:	Jeannette Specialty Glass
Education:

This borrower member posted the following loan description, which has not been verified:

I want to use the money to payoff my credit cards and possibly use some for a start in looking for a place to live. I've always paid all my bills on time and should have good credit.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431288	$8,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431288. Member loan 431288 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	American Institute for Foreign Studies	Debt-to-income ratio:	18.58%
Length of employment:	1 year 7 months	Location:	Stamford, CT

Home town:	Stamford
Current & past employers:	American Institute for Foreign Studies, JPMorgan Chase & Co., Ku Japanese Restaurant
Education:	Norwalk Community College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my car loan, and have the tittle on my name. This way it would be easier to sell it next year, before I transfer to finish my bachelor degree. It will also save me money in insurance, since I will not be required to have full coverage. I am a very responsible person, with a full time job at a insurance company for international students. I am currently attending Norwalk Community College, majoring in Business Administration.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,559.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431292	$1,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431292. Member loan 431292 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,222 / month
Current employer:	US Army	Debt-to-income ratio:	3.94%
Length of employment:	1 year 7 months	Location:	Milwaukee, WI

Home town:	Chicago
Current & past employers:	US Army
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

This loan will be mainly use to get out of debt from young and childish mistakes Ive made in the past.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,739.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431294	$3,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431294. Member loan 431294 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	2.24%
Length of employment:	n/a	Location:	AURORA, IL

Home town:	AURORA
Current & past employers:	SAM'S CLUB
Education:

This borrower member posted the following loan description, which has not been verified:

consolidating 3 credit cards

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,298.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431299	$7,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431299. Member loan 431299 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,602 / month
Current employer:	Jacuzzi	Debt-to-income ratio:	5.69%
Length of employment:	4 years 7 months	Location:	Dallas, TX

Home town:	Dallas
Current & past employers:	Jacuzzi, ADT Security Services, Domino's Pizza
Education:	Eastfield College

This borrower member posted the following loan description, which has not been verified:

I am interested in obtaining a loan to consolidate credit card balances

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,955.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431302	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431302. Member loan 431302 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Muscogee County School	Debt-to-income ratio:	15.77%
Length of employment:	32 years	Location:	Columbus, GA

Home town:
Current & past employers:	Muscogee County School
Education:	Columbus State University, Troy State University at Phenix City

This borrower member posted the following loan description, which has not been verified:

I have never defaulted on credit card or loan. My income consists of fulltime job and retirement.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	54
Revolving Credit Balance:	$33,900.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431309	$3,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431309. Member loan 431309 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,408 / month
Current employer:	Out Tech, Inc.	Debt-to-income ratio:	24.73%
Length of employment:	4 years 10 months	Location:	Dillsburg, PA

Home town:	Dillsburg
Current & past employers:	Out Tech, Inc., Purdue University
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am a 30 year old IT Manager at a small company. Previous work experience in small businesses and major universities in IT. Looking to expand my expertise and income potential through study of IT certifications. Money will be used to attend certification classes and taking exams for certification. After certification (Cisco CCNA and Microsoft MCSE) I will be able to increase my income to between 90k and 120k per year (within 12 months). I am a father of a 2 year old daughter who means everything to me. Wanting to provide for her and my Wife as best as I possibly can.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$3,777.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 431418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431418	$7,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431418. Member loan 431418 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Alienware Corp	Debt-to-income ratio:	18.13%
Length of employment:	5 years 6 months	Location:	miami, FL

Home town:	Miami
Current & past employers:	Alienware Corp, Dell Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I and my wife need the loan for a IVF (In vitro fertilization) threatment. We are threatment for doctors of the Fertility & IVF Ceneter of Miami. I have the complete threatment costs list.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,236.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431443	$4,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431443. Member loan 431443 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Paul Davis Restoration and Remodeling	Debt-to-income ratio:	15.60%
Length of employment:	3 years	Location:	mount pleasant, SC

Home town:	Columbia
Current & past employers:	Paul Davis Restoration and Remodeling, Midlands Auto Broker
Education:	Midlands Technical College

This borrower member posted the following loan description, which has not been verified:

I carry about 4,000.00 in credit card debt that i would like to consolidate into one payment and would not mind having a little extra to take a trip with.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,090.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431461	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431461. Member loan 431461 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,767 / month
Current employer:	LBJ hospital	Debt-to-income ratio:	21.48%
Length of employment:	8 years	Location:	HOUSTON, TX

Home town:	san salvador
Current & past employers:	LBJ hospital, harris county
Education:	none

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and student loan

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,529.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431495	$7,550	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431495. Member loan 431495 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morrisville Auxiliary Corporation	Debt-to-income ratio:	22.05%
Length of employment:	2 years	Location:	(Syracuse), NY

Home town:
Current & past employers:	Morrisville Auxiliary Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I'm simply looking to consolidate my credit card debt and stop using my cards as an alternative to having a consumer credit counseling service do it for me. Now that I have a very secure job that also provides my housing and meals as part of my benefits package, I will be able to pay at least $600-$750 each month toward a consolidation loan if approved.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	60
Revolving Credit Balance:	$24,604.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431496	$18,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431496. Member loan 431496 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,603 / month
Current employer:	Self employed	Debt-to-income ratio:	13.27%
Length of employment:	1 year 9 months	Location:	Catonsville, MD

Home town:	Baltimore
Current & past employers:	Self employed, Bally Total Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

This will be used to pay a tax bill and investment in education.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,423.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431547	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431547. Member loan 431547 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	G.A.S. Unlimited	Debt-to-income ratio:	7.47%
Length of employment:	5 months	Location:	Sugar Land, TX

Home town:	Chengdu
Current & past employers:	G.A.S. Unlimited, Uptown Sushi
Education:	University of Texas at Austin, University of Houston

This borrower member posted the following loan description, which has not been verified:

I need to consolidate two credit cards that accumilated high balances while I was unemployed. I am currently paying $1000+ a month in an effort to pay it off but I'd like to ease the burden and lower the interest rate while combining it into one payment so I have less to keep track of/worry about.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,126.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431597	$9,850	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431597. Member loan 431597 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	rochelle paint & body	Debt-to-income ratio:	16.95%
Length of employment:	7 months	Location:	CORDELE, GA

Home town:	albany
Current & past employers:	rochelle paint & body, sunbelt ford lincoln mercury
Education:

This borrower member posted the following loan description, which has not been verified:

i am trying to cosolidate a few loans and do some home improvements and will be renting home out later. i will be building new home after renting the one i own now. thank you,

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,760.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431618	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431618. Member loan 431618 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Clearfield Hospital	Debt-to-income ratio:	24.01%
Length of employment:	17 years	Location:	FRENCHVILLE, PA

Home town:	Frenchville
Current & past employers:	Clearfield Hospital
Education:	Lock Haven University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Purchasing land.. appraisel will take 3-4 weeks. need money to close in 1 week.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	67
Revolving Credit Balance:	$21,864.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431629	$12,675	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431629. Member loan 431629 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,467 / month
Current employer:	Draftfcb Chicago	Debt-to-income ratio:	16.07%
Length of employment:	3 years 9 months	Location:	Chicago, IL

Home town:	Mendota
Current & past employers:	Draftfcb Chicago, Optimus, INc
Education:	Millikin University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am looking for two loans in one to help out my financial situation: 1. I would like to consolidate my credit card debt to have one low monthly payment 2. I would like to also like a portion of that loan to go towards final wedding payments Currently, I have $12,000 in credit card debt. the current APRs are between 14.00-15.00%. I am in good standing, as I always pay my bills on time and I always pay a little more than the minimum payment due. I am, however, looking for a slightly lower APR. Additionally, I have final payments coming up for my Oct. 9th, 2009 wedding and I would prefer to use a lower interest rate loan, rather than have to put any money back on my credit cards. I am a responsible, employed young adult trying to be smart about my upcoming expenses. Additionally, as my salary begins to increase I would like to remove myself from using credit cards as much as possible...I do not want my future husband to absorb my credit card debt. My credit score is at "A" status. As I mentioned above, I pay my bills and I pay on time. I stay on top of my financial status. My goal is to free myself of credit card debt, and student loans, and to one day help buy a home for my family. thank you for your time and consideration. please feel free to contact me with any questions. ts

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,093.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 431678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431678	$19,125	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431678. Member loan 431678 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,517 / month
Current employer:	Columbia University Medical Center	Debt-to-income ratio:	10.28%
Length of employment:	2 years 6 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Columbia University Medical Center, Beth Israel Medical Center, Continuum Health Partners
Education:	Cornell University, CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt to a better rate and in addition borrow money to help cover funeral costs for family members.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,573.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431680	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431680. Member loan 431680 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Daycare Owner	Debt-to-income ratio:	14.53%
Length of employment:	6 years	Location:	LEXINGTON, KY

Home town:	clark county
Current & past employers:	Daycare Owner, Miracles and Wonders Play and Learn Center
Education:	Eastern Kentucky University

This borrower member posted the following loan description, which has not been verified:

This is to help me pay for a medical procedure

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	42
Revolving Credit Balance:	$32,904.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431712	$3,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431712. Member loan 431712 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	World Financial Group	Debt-to-income ratio:	11.45%
Length of employment:	4 years 8 months	Location:	Duluth, GA

Home town:	Moscow
Current & past employers:	World Financial Group, Sage Software
Education:	Kennesaw State University, Georgia State University

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards, one at 17.24% with $2,500 balance and another at 13.24% with $2,500 balance. I would like to consolidate and combine both of these cards, and pay them off. My husband and I would like to start trying for a baby soon and I would like to have no debt before the baby arrives. Thank you.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	64
Revolving Credit Balance:	$21,085.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431744	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431744. Member loan 431744 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,172 / month
Current employer:	Aetna Inc.	Debt-to-income ratio:	10.97%
Length of employment:	22 years 2 months	Location:	Fall River, MA

Home town:	Fall River
Current & past employers:	Aetna Inc.
Education:	Bristol Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting 2500 to pay off a loan I have through my ISP/Retirement plan at work so that it will then free up money for me to take to repay this loan along with a few credit cards I have.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,527.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431806	$7,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431806. Member loan 431806 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Global Fitness Center	Debt-to-income ratio:	13.90%
Length of employment:	8 years	Location:	LEOMINSTER, MA

Home town:	Leominster
Current & past employers:	Global Fitness Center, Raytheon Co
Education:

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit cards debt. I am a hard working employee who never misses work. My history of repaying loans on time is a good one and this will be no exception. Thanks you for you time and consideration. David.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,676.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431832	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431832. Member loan 431832 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	18.00%
Length of employment:	n/a	Location:	Petaluma, CA

Home town:
Current & past employers:
Education:	Dominican University of California

This borrower member posted the following loan description, which has not been verified:

I'm really looking to consolidate my CC balances. I have a 735 FICO score, I've never missed or made a late payment. I'm sick of the games that CC companies are playing with interest rates, I just want to pay off my balances and be done.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,340.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431935	$5,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431935. Member loan 431935 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	US Xpress Enterprises	Debt-to-income ratio:	13.19%
Length of employment:	1 year 10 months	Location:	Dearborn Heights, MI

Home town:	bay city
Current & past employers:	US Xpress Enterprises, Celadon Trucking
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

My girlfriend and I need a more reliable car. Our 1979 Mercedes 240D is averaging $3000 a year in maintenance and has bought a vacation home in our mechanic's garage (and he can afford to go on one too with all the $$ we've given him). I have been a truck driver for seven years and appreciate the VW diesels as reliable efficient modes of transportation. We only need one car so the sooner we get a VW, the sooner we can sell the MB.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,417.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431958	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431958. Member loan 431958 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	self	Debt-to-income ratio:	6.80%
Length of employment:	9 years 8 months	Location:	fair oaks, CA

Home town:	Sacramento
Current & past employers:	self, evangeline, rubicon brewing company
Education:	Wake Forest University, California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards with this loan. A few creditors raised my apr even though my credit score had recently gone up and I had no late payments. I am a self employed medical massage therapist, whith regular clients for the past 9 years and have one employee who subs for me when I travel over seas to teach massage. I have low business over head expenses. My clientele are permamently disabled, and I see them in their home on an out call basis. My only over head is gas and massage oil. With this loan I'll be able to use my income to upgrade my credentials from MTP(massage therapy practitioner) to HHTP(holistic health therapy practitoner) which will improve my position in a very competitive career. Investing in several classes will enable me to do this. Thank You for considering me as your borrower

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,243.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431987	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431987. Member loan 431987 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Accelerated Electric, Inc.	Debt-to-income ratio:	3.72%
Length of employment:	9 years	Location:	fallbrook, CA

Home town:	San Bernadino
Current & past employers:	Accelerated Electric, Inc., Porges Backhoe and Grading
Education:	The University of Phoenix

This borrower member posted the following loan description, which has not been verified:

The tanning studio, in question, is going to be responsible for re-defining the industry. We are going to introduce the Riverside County area, to high end, yet affordable, UV and UV free tanning. Additionally, the studio will diversify by housing a full time hair stylist. Through careful research and strategic planning, the studio will provide a customer service experience unknown to the industry. The aesthetics of the salon in correlation with the many fine tuned, low overhead, customer service techniques cannot be located within the industry. The most important ally of a tanning salon is an experienced and trustworthy electrician. As the Vice President, of a renowned electrical defense contractor, I encompass tools and experience that will assist in decreasing overhead, resulting in more competitive prices and innovative design. Recently, both my wife and I, traveled to Washington DC to discuss our recent findings regarding the substantial and diverse capabilities of certain lighting. The findings are so significant that we are currently working with the Oversight Board to address the inaccurate/dated information provided by the DOE. Perceptibly, these lights will be installed in the studio. My wife, who holds a degree in Business Marketing, will work at the studio full time. Her education, experience, and aggressive edge will ensure the studio maximizes its target market. Additionally, her presence for the first year will eliminate labor overhead, while ensuring our message is clear. Current economic conditions are an obvious weakness for any active business; however, these economic conditions also present opportunities previously unavailable. Economic statistics show women are willing to make great sacrifices in other areas to preserve funds for beauty. Although the target market could potentially experience a temporary decrease in activity, the active base is significant enough to sustain a business with a strong operating model. Additional opportunities include countless retail leasing options fitting the studio demographic. These previously unavailable locations are leasing for less than half of the cost in 2007 and 2008. Considering the geographic location of the studio is one of the most profitable in the nation, the leasing opportunities available are invaluable.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	11
Revolving Credit Balance:	$11,973.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432011	$6,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432011. Member loan 432011 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,208 / month
Current employer:	Paychex	Debt-to-income ratio:	9.23%
Length of employment:	10 years 8 months	Location:	key largo, FL

Home town:	Chicago
Current & past employers:	Paychex, key largo marine tours
Education:	University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

need major dental work: upper amount quoted by dentist

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	72
Revolving Credit Balance:	$4,856.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432048	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432048. Member loan 432048 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Hidalgo Medical Services	Debt-to-income ratio:	7.23%
Length of employment:	5 years 2 months	Location:	SILVER CITY, NM

Home town:	Clumbus
Current & past employers:	Hidalgo Medical Services, St. Edwards Mercy Medical Center
Education:	Suny Stony Brook

This borrower member posted the following loan description, which has not been verified:

My husband and I have accumulated too much credit card debt at very high interest rates. We have not missed a payment but it is getting harder and harder. I do not want to get behind. We cut up our cards because we know we can not handle them. I have always paid my loans and do not want to stop now. We just need a more reasonable interest rate and a light at the end of the tunnel. I make 105,000 a year. I have a car payment and a mortgage. We can make reasonable payments at a reasonable interest rate. I figure that someone would like to make some money off of my loan other than the credit card companies and I am good for it. Someone just needs to give me a chance. I work for a Federally qualified health clinic in an underserved area of New Mexico as a physician assistant. I also work parttime at out ER. My husband stays home with our 4 children one of whom is mildly mentally retarded. Please help . I won't except a payment deal that I can't make and finish. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,700.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432058	$4,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432058. Member loan 432058 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	23.66%
Length of employment:	10 years 3 months	Location:	Charleston, WV

Home town:	Charles
Current & past employers:	Wal-Mart Stores, Kellogg Co., GameStop
Education:

This borrower member posted the following loan description, which has not been verified:

need to lose this high intrest rate :(

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,480.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432095	$3,975	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432095. Member loan 432095 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,667 / month
Current employer:	Northwest Indian College	Debt-to-income ratio:	24.72%
Length of employment:	3 years	Location:	Bellingham, WA

Home town:	Orangeburg
Current & past employers:	Northwest Indian College, Whatcom County Parks and Rec
Education:	Davidson College, Western Washington University

This borrower member posted the following loan description, which has not been verified:

My husband and I will be selling our 2 old vehicles in order to buy a car or minivan that will fit our family of 4 as well as make it across the country. We are moving from Washington state to South Carolina in order to take care of my grandmother. Neither of our cars will make it. With this change in situation, I am nearing the end of my employment (where I've been working for 3 years). Once we move to SC, we will be getting a stipend to live with and take care of my grandmother. (This stipend will be a similar payment to what I was earning previously.) Our housing will also be paid for. My husband will find work once we get there. I am hoping to participate in this loan program because I would much rather repay individuals instead of a bank or car dealership.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	55
Revolving Credit Balance:	$19,160.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432100	$10,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432100. Member loan 432100 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Valic	Debt-to-income ratio:	19.03%
Length of employment:	6 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Valic, Randstad Professional Services
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off a credit card with a low interest loan. I have not had a single late payment on any account in over 6 years. This loan will help me pay off my debt much faster than paying the credit card companies.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,861.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432105	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432105. Member loan 432105 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Middlesex County	Debt-to-income ratio:	5.72%
Length of employment:	5 years	Location:	North Brunswick, NJ

Home town:	New Brunswick
Current & past employers:	Middlesex County, Atlantic and Pacific Tea Company
Education:	Middlesex County College, Pasco Hernando College

This borrower member posted the following loan description, which has not been verified:

I am a government employee and have been employed with them for five years. I would like to consolidate my student loans and credit cards in order to relocate closer to my place of employment.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,045.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432182	$6,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432182. Member loan 432182 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Top Quality Designs	Debt-to-income ratio:	4.65%
Length of employment:	7 months	Location:	Houston, TX

Home town:	Greenville
Current & past employers:	Top Quality Designs, Phonoscope
Education:	Mississippi Delta Community College, The Art Institute of Houston

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to improve my home. My home needs a few updates to modernize it, and make it more compatible with surrounding homes in my neighborhood. This loan would provide the funding to make those changes possible. The changes would be simple updates, such as new countertops and flooring. Not major, expensive changes, but sensible ones which would increase my homes market value without being too pricey. The amount of the loan which I am requesting is a reasonable enough amount that making monthly payments would not be a problem. I have established a timely pay history with my existing creditors, so if granted the loan, punctual payments would not be a problem.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$903.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432186	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432186. Member loan 432186 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Philadelphia Financial Group	Debt-to-income ratio:	20.18%
Length of employment:	10 years	Location:	KENNESAW, GA

Home town:	Bronxville
Current & past employers:	Philadelphia Financial Group, JP Morgan Chase
Education:	University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$163,522.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432188	$13,850	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432188. Member loan 432188 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,538 / month
Current employer:	Miami County ESC	Debt-to-income ratio:	21.14%
Length of employment:	2 years 10 months	Location:	Dayton, OH

Home town:	Dayton
Current & past employers:	Miami County ESC, Click Camera
Education:	Wright State University-Main Campus, Sinclair Community College

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: Credit Card Debt Consolidation My financial situation: At age 18 I was approved for a $10,000 US Bank credit card. Working part time and going to school, this card became a crutch. Over time, the same thing happened with several more credit cards until I woke up one day and realized I was living beyond my means. Fast forword a decade and things are much better. I own my car free and clear and purchased a home several years ago. I've held a steady job for many years with the same school district I graduated from long ago. Alas, the credit card debt from my youth is still around to haunt me. I'm looking to consolidate my remaining credit card balances into one sum, with a lower APR, thus allowing me to make one payment rather than several. I've never been late on a payment, credit card or otherwise, and I've learned the hard way about money management. Ideally I would have taken out a Home Equity loan to consolidate my debt, however the recent housing conditions and lower reappraised value of my home have not allowed me this option. Thank you.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,470.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432227	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432227. Member loan 432227 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	CRC CAPITAL GROUP LLC	Debt-to-income ratio:	10.02%
Length of employment:	3 years 5 months	Location:	FREEPORT, NY

Home town:	Freeport
Current & past employers:	CRC CAPITAL GROUP LLC, Wild Cat Ent
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

Pay off car loan and all revolving debt.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,125.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432229	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432229. Member loan 432229 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	National Packaging Corporation	Debt-to-income ratio:	4.88%
Length of employment:	9 months	Location:	WESTWOOD, NJ

Home town:	Hometown
Current & past employers:	National Packaging Corporation
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Finance car purchase

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	32
Revolving Credit Balance:	$13,253.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432230	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432230. Member loan 432230 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Robert Half International	Debt-to-income ratio:	16.83%
Length of employment:	11 years 1 month	Location:	Los Angeles, CA

Home town:
Current & past employers:	Robert Half International
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to both consolidate and lower the interest rate I am currently paying on credit card debt. These debts were incurred during home remodeling and the birth of a child a few years ago. Like so many Americans, the current economy has given me the opportunity to wake up and smell the coffee and I am committed to becoming credit card debt free over the next few years, and staying that way. I am also applying for a peer to peer loan because I like the idea of individuals and families like my own having a chance to earn interest off my mistakes, rather than large banks, which all seem to be raising interest rates in advance of the upcoming credit card reforms. By giving me this loan, you will help me put my family on the road to a successful financial future. I have a well-paying job with a six figure income and have worked for my employer for eleven years. I have more than 30% equity in my home and an emergency fund, and we have restructured our budget and lifestyle so that we are living frugally. My entire family is committed to doing whatever it takes to get rid of our debt. You will find me to be an extremely responsible borrower, and I really appreciate your consideration.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	31
Revolving Credit Balance:	$144,165.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432256	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432256. Member loan 432256 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	sprint	Debt-to-income ratio:	18.95%
Length of employment:	10 years	Location:	ORLANDO, FL

Home town:	Summit
Current & past employers:	sprint, Chubb Corp.
Education:	County College of Morris

This borrower member posted the following loan description, which has not been verified:

loan is to remodel my kitchen

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,471.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432264	$5,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432264. Member loan 432264 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,408 / month
Current employer:	Self Employed	Debt-to-income ratio:	20.39%
Length of employment:	3 years 8 months	Location:	Los Angeles, CA

Home town:	Albuquerque
Current & past employers:	Self Employed
Education:	Regis University, Marymount Manhattan College, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

I run an entertainment industry consulting business. I consult on screenplays and productions. I have three primary goals with the loan: I have a website which needs to be thoroughly revamped. One of the outcomes of this is to have space and a design that will attract advertisers for the website. The other is to place more advertisements on websites which will attract more clients. This loan will be repaid through the income brought in through my advertisers and the new clients I bring in through my advertising. My advertising thus far has been very effective at bringing in new business; I just have not had the finances to advertise to the extent I want or that my business needs. I also wish to consolidate/pay off the $5,000 in debt I currently hold. $4,000 has been debt from my business expenses and $1,000 is because I gave that card to my mom when she was going through a rough time with medical problems and her job last year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,082.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432271	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432271. Member loan 432271 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Newman Regional Health	Debt-to-income ratio:	17.70%
Length of employment:	9 years	Location:	Lebo, KS

Home town:	Lebo
Current & past employers:	Newman Regional Health
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Chase just increased interest rates from 7.4% all the way up to 14.0% on my balances due for no reason at all. I had payments set on auto pay and have not been late with any payments so I am looking to pay them off and get rid of my cards. I work full time as a nurse in Kansas and have a good credit history. I have a son in college right now (his junior year) I am married and my husband works full time also.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,120.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432293	$2,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432293. Member loan 432293 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Midland Retail	Debt-to-income ratio:	21.79%
Length of employment:	3 years 4 months	Location:	Cincinnati, OH

Home town:	Cincinnati
Current & past employers:	Midland Retail
Education:	University of Dayton

This borrower member posted the following loan description, which has not been verified:

I have some expensive car repairs that need to be made. I currently cannot afford to pay for all of these repairs out of pocket. If I did pay out of pocket that would leave me no money for bills and living expenses.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,022.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432294	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432294. Member loan 432294 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	IPC	Debt-to-income ratio:	11.95%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:	Taipei
Current & past employers:	IPC, Gateway, Inc., City National Bank
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

Hi Everyone, I am requesting a loan for my wedding expense. Our budget is no more than $15K. I have an existing loan with Lending Club to consolidate an old debt with lower interest rate, this loan was funded in July 2008 and I have never been late with any payments to LC (LC can verify this). My current take home is $2,185 (after tax) bi-weekly, so it's around $4,300 per month (after tax.) I have been with my current employer for 2 years and have continuously been employed for 10 years with no gap. I can fully document my current income by providing copies of paystubs or W2 to Lending Club. My current monthly fixed expenses are as follows: Car Payment $347 Car Insurance $100 Student Loan $75 Lending Club $221 Cell Phone $ 30 Rent/Utilities $ 0 (Fiance pays for all living expense) Total: $773 With the above expenses..it leaves me $3,527 a month so I am in a good position to carry this new loan without over-stretching my finance. My credit card utilization is around 1% to 5%....DTI is very low. Please feel free to ask me any questions! Thank you!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	66
Revolving Credit Balance:	$1,635.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 432303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432303	$4,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432303. Member loan 432303 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Dr Office	Debt-to-income ratio:	12.38%
Length of employment:	3 years	Location:	EL MONTE, CA

Home town:
Current & past employers:	Dr Office
Education:	Bryman College

This borrower member posted the following loan description, which has not been verified:

I want to get a loan to help my family out. My uncle is about to loose his home and doesn't have a job to pay for his mortgage and I want to help him out.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,922.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432324	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432324. Member loan 432324 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Ambrose Facilities Management	Debt-to-income ratio:	4.91%
Length of employment:	4 years	Location:	DELRAY BEACH, FL

Home town:	New York
Current & past employers:	Ambrose Facilities Management, Konica Minolta Bussiness Solutions
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Hello, I do not have any negative credit history, my wife is doing well with realestate believe it or not... we are looking to do a few things around the house. Thanks, Chris

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,562.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432335	$11,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432335. Member loan 432335 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,275 / month
Current employer:	n/a	Debt-to-income ratio:	12.84%
Length of employment:	1 year 4 months	Location:	los angeles, CA

Home town:	Atlanta
Current & past employers:
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I, like so many other people, am done dealing with the credit card companies. They are great when one needs to book a flight/hotel/rental car or dispute a charge, but I would rather not pay them a few thousand in interest over the next few years as I pay my debts down. I have already paid one card down (a no-interest store card I opened to buy a computer and paid off within a year - a year prior to interest even beginning to accrue) and I am close to finishing off another (just over $200). I accrued this debt in pursuit of a dream - to move, to experience life in LA, and to see if I could "make it" in the film industry. I moved to LA and a got a low level job in the industry. Between the cost of the move itself, putting together an apartment here, and being a little too frivolous in my spending, I have accrued quite a sum. I am making strides in curbing my spending. Only one card has not been cut up and it sits in a block of ice in my freezer so as to be available for *true* emergencies. I have a strong interest in finance and read many blogs daily to help inspire me to stay the course. I would much rather pay this interest to someone who has saved and done well with their earnings than give the credit cards more money month after month.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,534.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432365	$3,375	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432365. Member loan 432365 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Sears Holdings Corporation	Debt-to-income ratio:	24.20%
Length of employment:	8 years 3 months	Location:	Darien, IL

Home town:	Manila
Current & past employers:	Sears Holdings Corporation, Meijers, McDonald's
Education:	Far Eastern University/ Phillipines

This borrower member posted the following loan description, which has not been verified:

Im so pleased to be part of lending club and i believe that all the lenders had fair and equal judgement for all borrowers. I just want to stop paying minimum pay to all credit that i have and start with a better life. I have two jobs before about 3 or 4 yrs ago i was on a night shift 7pm-4m and day shift 10-3pm at same time in a day but i got sick same time i open up all credit card which i think i can re-pay them back since i have this 2 job but i could not anymore afford cause i quit my night job. Im a full time in my day time job now. I fully paid my car 2 yrs. ago and i do not have any mortgage payment. I live with my Aunt and Uncle and i pay only a share on utilities and help around the house when ever they need me but i dont want to borrow some money from them cause they already help me lot for staying in their house which they owned and paid in full. This is why i choose Lending club to help me i had a sister but she had her own family im single i have dont have kids just credit card debt which i would like to eliminate and to help my self for the future to have a saving nest for retirement. Thank you and appreciate all your help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,813.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432376	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432376. Member loan 432376 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	VPA	Debt-to-income ratio:	7.70%
Length of employment:	1 year 1 month	Location:	Marysville, MI

Home town:	Chicago
Current & past employers:	VPA
Education:

This borrower member posted the following loan description, which has not been verified:

I am a physician currently paying off medical school loans. I have taken on additional loans to cover family debt. I have an excellent credit score and have never missed a payment. I would like to use the money to consolidate debt.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432377	$17,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432377. Member loan 432377 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	County of Yavapai	Debt-to-income ratio:	8.91%
Length of employment:	2 years 1 month	Location:	Kirkland, AZ

Home town:
Current & past employers:	County of Yavapai
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, my wife and I both work for county government. I am in law enforcement. I am seeking this loan to consolidate credit card debt that has rising interest rates. I want to pay them off and make only the one payment to Lending Club each month. My credit card debt was incurred several years ago, when I was laid off work and there were family medical bills. The high interest rates seem designed to keep us from ever paying them off in full. Especially now, they increase despite the fact that we have always payed on time and always more than the minimum. We earn a good living, we are both healthy, we just want to erase our current credit card debt and get out from under rising interest rates. I am looking for a fresh start and I will be a "responsible guy" and pay you back. Thanks for your help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432399	$12,900	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432399. Member loan 432399 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	PT, OT, Speech Now	Debt-to-income ratio:	6.24%
Length of employment:	6 years 3 months	Location:	Tacoma, WA

Home town:	Price
Current & past employers:	PT, OT, Speech Now, People First Rehabilitation, Life Care Centers of America
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

Potential Lenders, I am a highly responsible person who always pays bills on time. Recently, I took a risk and invested in the real estate market. I used all of my cash and a large portion of my credit to fix up a property in hopes that this would be a good investment. Then, the market crashed. The value of the property dropped significantly and I was stuck with a home that I couldn't sell and a lot of debt. However, I am using the property as a rental and am hoping that the value will rise over the next few years, at which point I can sell and hopefully break even. In the meantime, I would like to erase all credit card debt from my books. I don't feel comfortable paying monthly for high interest credit when our economy is in the worst recession since The Great Depression. I have a respectable, high-paying job and I haven't had a past-due bill in over 10 years.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,419.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432404	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432404. Member loan 432404 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Gilead Sciences	Debt-to-income ratio:	12.02%
Length of employment:	5 months	Location:	Foster City, CA

Home town:	San Francisco
Current & past employers:	Gilead Sciences, Robert Half International, Fenwick and West, Wilson Sonsini Goodrich & Rosati
Education:	University of California-Davis (UC Davis), California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to consolidate my two credit cards where the interest has jumped from 9% to 30% in the past year. The interest is killing me so, I'd like to pay them off in a lump sum. My financial situation: I am a good candidate for this loan because I am responsible with my monthly payments and have a steady income. I have two credit cards where, over the past year the APRs have jumped from 8-9% to 30%. The monthly interest payments are killing me, so I'm trying to get a lower interest loan to pay those cards off once and for all. I make enough money to pay off all my expenses every month and with the approximately $800 in surplus, I make a second payment on my credit cards in the middle of the month. I am also about 2-3 months away from completely paying off my car - but I am in a long-distance relationship so I have additional expenses of gas, oil changes and hotel rooms. I also I moved back home with my parents 3 months ago to help speed up the pay-off process- this is why I have no housing expenses. But I help pay for household supplies and food and I also rent a storage unit for the stuff from my old apartment.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,757.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432408	$9,925	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432408. Member loan 432408 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,417 / month
Current employer:	U.S. Dept of Labor	Debt-to-income ratio:	5.79%
Length of employment:	8 years 1 month	Location:	Jacksonville, FL

Home town:	Poughkepsie
Current & past employers:	U.S. Dept of Labor, U.S. Navy
Education:	Valdosta State

This borrower member posted the following loan description, which has not been verified:

I have never been late on a payment during my twenty five year credit history.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,571.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432410	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432410. Member loan 432410 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	n/a	Debt-to-income ratio:	15.60%
Length of employment:	n/a	Location:	LA MESA, NM

Home town:	Evergreen Park
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to assist my daughter on her way back to financial freedom and repair her credit.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,602.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432417	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432417. Member loan 432417 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Amazon.com	Debt-to-income ratio:	3.69%
Length of employment:	1 year 4 months	Location:	Covington, WA

Home town:
Current & past employers:	Amazon.com
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

My mother wants to consolidate most of her accounts in order to lower the interest rates and avoid late fees, enabling her to get out of debt within the next two years. She has been working hard to pay her bills on time and takes her debt responsibilities seriously. Unfortunately, with interest rates rising it is getting increasingly difficult to pay down the loans. She wants to consolidate the following debts: Credit card - $2500 (21%) Credit card - $7000 (21%) Small bank loan - $3000 (8%) Car loan - $3000 (8%) 401(k) loan - $4500 (6%) My wife and I do not have the money to help her out directly, but we do have good credit and trust her to make the payment each month. We have the means to cover the loan payment should she be unable to do so.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,470.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432424	$4,575	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432424. Member loan 432424 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	n/a	Debt-to-income ratio:	19.48%
Length of employment:	n/a	Location:	Malden, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

36 months terms

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432427	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432427. Member loan 432427 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citi	Debt-to-income ratio:	4.83%
Length of employment:	6 years 2 months	Location:	Bedminster, NJ

Home town:	Hopewell
Current & past employers:	Citi
Education:	Seton Hall University

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase a 2007 Suzuki GSXR-600. My financial history has been strong and my payments have been consistently on time, which makes me an ideal candidate for this loan. I have a steady job with a large corporation for 6 years now, with a recent increase in pay that will be in effect by the end of the year. I plan to use this increase to pay for this loan over the period of 36 months. In addition, I have recently rented out a room in my house for an additional income of $800 a month.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,563.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432429	$1,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432429. Member loan 432429 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	the sheraton hotel	Debt-to-income ratio:	0.15%
Length of employment:	14 years 7 months	Location:	BRONX, NY

Home town:	Lima
Current & past employers:	the sheraton hotel
Education:

This borrower member posted the following loan description, which has not been verified:

mother has been sick for the past four months in Peru and I would appreciate the loan, so I can be able to buy the medical necessities that my mother would need, for example, I would to buy her a wheel chair and send it to Peru, being that she is 92 years of age, the wheel chair will be a great help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432465	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432465. Member loan 432465 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	self	Debt-to-income ratio:	7.52%
Length of employment:	2 years	Location:	BROKEN ARROW, OK

Home town:	Tulsa
Current & past employers:	self
Education:	Tulsa Technology Center-Broken Arrow Campus, Tulsa Technology Center-Lemley Campus

This borrower member posted the following loan description, which has not been verified:

...I am Brainbench certified in Webdesign and my talent for the multimedia(i.e. music, visual and literary) aspects of the field have grealty been developed. I have a strong will to succeed in this exiting field and strongly believe that I will succeed thanks in part to your consideration. Thank you, Walter

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,547.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432466	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432466. Member loan 432466 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	DRS Technologies	Debt-to-income ratio:	12.68%
Length of employment:	3 years 6 months	Location:	POTOMAC, MD

Home town:	Rzeszow
Current & past employers:	DRS Technologies, ObjectVideo Inc.
Education:	University of Rzeszow

This borrower member posted the following loan description, which has not been verified:

Med expenses

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,608.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432469	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432469. Member loan 432469 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Fluent Energy Corporation	Debt-to-income ratio:	17.09%
Length of employment:	5 years 5 months	Location:	Lewiston, NY

Home town:	Buffalo
Current & past employers:	Fluent Energy Corporation
Education:	Villa Maria College Buffalo

This borrower member posted the following loan description, which has not been verified:

We need a downstairs bedroom for my Step Daughter that has CP. Taking her up and downstairs is getting harder now that she is getting bigger.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,176.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432491	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432491. Member loan 432491 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,096 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	15.15%
Length of employment:	31 years 4 months	Location:	Cromwell, CT

Home town:	Hartford
Current & past employers:	State of Connecticut
Education:	Central Connecticut State University, University of Hartford

This borrower member posted the following loan description, which has not been verified:

Interested in consolidating my high interest credit cards (21.00-29.00%) into one loan and pay in full within 36 months. After divorce and having two grade school children it was necessary for me to obtain credit cards which now have interest rates that have risen in the 20% range. My focus now is to eliminate this debt into one loan at a much lower interest rate. I work in the financial field for the public sector and have been with the agency for over 25 years. I have 15 years to go before retirement and would like to eliminate these high interest rate credit cards now so that I can enjoy life when my golden years come along! Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,954.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432493	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432493. Member loan 432493 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Deloitte	Debt-to-income ratio:	6.26%
Length of employment:	2 months	Location:	Bethesda, MD

Home town:	Washington
Current & past employers:	Deloitte
Education:	McDonough School of Business, Georgetown University, Dartmouth College, Amherst College, Georgetown University

This borrower member posted the following loan description, which has not been verified:

I recently graduated with an MBA from a top 20 program and am currently employed with a large professional services firm in the Washington, DC area (one of the Big Four). Debt has become part of going to graduate school--especially in a full-time program--and I am looking to consolidate debt incurred as a result of relocation for school, housing, books, and other living expenses. I am gainfully employed with a very stable company and will have no problem meeting the monthly payments.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$1,783.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432527	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432527. Member loan 432527 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Bryan ISD	Debt-to-income ratio:	16.97%
Length of employment:	2 years	Location:	College Station, TX

Home town:	College Station
Current & past employers:	Bryan ISD, College Station ISD
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $20,000 for debt consolidation. I am currently not late on any of my accounts. I currently have $20,000 in unsecured debt. My concern is that I have several accts with Bank of America, Chase and Capital One. The rates are constantly changing, fees added, I would like to pay one payment each month to elimate this debt. I am a school teacher, so I have gone through credit union, and several local banks....I was approved for a personal loan, however the rate was offered at 23%! I did not except those terms. Currently my fico score is in the 750 range and my husbands is mid 700's...we are never late, always pay on time, so I feel that I would be a great candidate for peer lending. Though I am able to make my payments I would love to be done with creditors and do away with this debt for good. Please consider me for a loan so that one family in College Station, Texas can be debt free.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,124.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432538	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432538. Member loan 432538 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Warner Summers	Debt-to-income ratio:	4.22%
Length of employment:	11 years 11 months	Location:	Newnan, GA

Home town:	Newnan
Current & past employers:	Warner Summers, Chick-fil-A
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

This loan is needed to finish our basement project that will create 2 extra bedrooms, bath, living, recreational area and a screened in porch.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,001.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432551	$19,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432551. Member loan 432551 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	InSTEDD	Debt-to-income ratio:	12.73%
Length of employment:	1 year 11 months	Location:	PALO ALTO, CA

Home town:	Chapel Hill
Current & past employers:	InSTEDD
Education:	University of North Carolina at Chapel Hill (UNC), Harvard University

This borrower member posted the following loan description, which has not been verified:

My wife and I got married 3 weeks ago. We have had some unexpected expenses this year, plus moving across the country and getting married. I earn $175,000 per year, taking home $9200 per month after taxes. I pay $1,900 in rent on our current home. I also have a car loan ($590) and about $1000 in other monthly payments. Back in 2002, I took out a Bank of America loan for $18000 and paid it off in full with out a single late payment; at that time, I was earning roughly half of what I do now. My BoA Visa Card, which I had to use to pay some of our expenses, recently raised rates dramatically. Please help! We have no children yet, no mortgage, no health problems. We both have stable executive positions at software companies in Silicon Valley, together earning more than $300,000 per year. We both have excellent credit.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,658.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432554	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432554. Member loan 432554 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	Pelco	Debt-to-income ratio:	2.29%
Length of employment:	5 years	Location:	FRESNO, CA

Home town:	Hong Kong
Current & past employers:	Pelco
Education:	University of California-Irvine (UCI)

This borrower member posted the following loan description, which has not been verified:

Relocating from Fresno, CA to Anahiem, CA.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,870.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432558	$18,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432558. Member loan 432558 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	innovative dining group	Debt-to-income ratio:	17.38%
Length of employment:	9 years 8 months	Location:	Studio City, CA

Home town:	Beppu
Current & past employers:	innovative dining group, makoto
Education:	high school graduate

This borrower member posted the following loan description, which has not been verified:

I have been planning to start my own journey. Getting funded from private investors. I am requesting amount of $18000 for 4month of my start up expenses. My fico score is 738 on July 15th 2009. In 14 years of credit history, never missed the payment. I have been managing my financial situation responsibly. I have been working in the industry over 15 years. I would like to introduce world something that I have learned and created. My wife is supporting me to make this happen, she works part time while our daughter is in preschool. I have been working for the company about 10 years, knowledge and experience and my supporters are my confidence. I hope that you can help me making it happen. Thank you

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,712.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432571	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432571. Member loan 432571 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	norman photography	Debt-to-income ratio:	15.10%
Length of employment:	20 years	Location:	Trumbull, CT

Home town:	queens
Current & past employers:	norman photography, Richard Noble studio
Education:	SUNY Purchase, NY

This borrower member posted the following loan description, which has not been verified:

i am a self employed photographer - in business for 20 years

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,109.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432572	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432572. Member loan 432572 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	Self	Debt-to-income ratio:	6.37%
Length of employment:	4 years 7 months	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Self
Education:	Florida State College at Jacksonville

This borrower member posted the following loan description, which has not been verified:

Hello I purchased 4 houses for cash to get out of the stock market before it tanked, rehabbed them, rented them, and applied for a mortgage on one of them to payoff the credit card debt I accumulated to do the rehabs. The credit card debt and the fact that I owned 4 houses caused me to get declined.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,497.00	Public Records On File:	1
Revolving Line Utilization:	74.80%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432574	$2,800	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432574. Member loan 432574 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,777 / month
Current employer:	mimis cafe	Debt-to-income ratio:	3.52%
Length of employment:	3 years 5 months	Location:	modesto, CA

Home town:	San Diego
Current & past employers:	mimis cafe, CAL FIRE-firefighter
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

Im short about $2000 for my wedding expenses. I want to be able to give my future wife the wedding she deserves.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	44
Revolving Credit Balance:	$2,391.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432592	$4,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432592. Member loan 432592 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gregory Sukornyk	Debt-to-income ratio:	11.98%
Length of employment:	2 years 5 months	Location:	Davie, FL

Home town:	Santiago
Current & past employers:	Gregory Sukornyk
Education:	Universidad Privada Boliviana

This borrower member posted the following loan description, which has not been verified:

I am looking to pay for an online master's degree and a new laptop. Unfortunately I wasn't able to get a student loan because the school is not within their list of approved foreign schools by the department of education. It is a great opportunity for me and I would appreciate it if you help me with this loan and if possible not terribly high interest rates...I have a credit score of 689. Please let me know. Thanks, Maya

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	54
Revolving Credit Balance:	$2,523.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432604	$7,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432604. Member loan 432604 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Cambridge Capital Fund, LLC	Debt-to-income ratio:	3.08%
Length of employment:	1 year 5 months	Location:	Sandy, UT

Home town:	Tooele
Current & past employers:	Cambridge Capital Fund, LLC, Morgan Stanley
Education:	University of Phoenix, Westminster College-Salt Lake City

This borrower member posted the following loan description, which has not been verified:

I have owned the home since 1991 and lived in it until May of 2006. It is now a rental property and has been continually rented since then. There are a few things I would like to have done, ie, tiling and carpeting as well as exterior stucco. Thank you for your interest and consideration of this request.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,147.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432614	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432614. Member loan 432614 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	5.63%
Length of employment:	5 years 6 months	Location:	Liverpool, PA

Home town:	Seven Stars
Current & past employers:	US Postal Service (USPS), Wood-Mode Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to further my education with an online course in Medical Transcription. I am a single mother currently working for the United States Postal Service. I am the next person in line, as far as seniority is concerned, for a full-time position, but that could be as many as three years away. I have been researching this career for quite some time and have found a great school with a 98% job placement rating for their graduates. This would be a great supplement until the full-time comes through. I do have some debts, as far as credit cards go, but I make sure to pay them off EVERY year when I get my tax return. I have already cut back on some unnecessary costs in order to make sure that this loan would be my TOP priority. This would greatly help my family and I. Thanks so much to anyone that can help, it is greatly appreciated.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,563.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 432615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432615	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432615. Member loan 432615 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,417 / month
Current employer:	Ventura Property Shoppe	Debt-to-income ratio:	9.92%
Length of employment:	10 years 9 months	Location:	Ventura, CA

Home town:	Fairfield
Current & past employers:	Ventura Property Shoppe, Realty Executives, AT&T Wireless, Great Western Bank, McDonald's Corporation
Education:	Solano College

This borrower member posted the following loan description, which has not been verified:

Unexpected car repair - my 5 year old Lexus needs a new transmission. This is a car that I use in my real estate sales business on a daily basis. I am hard working and have managed to grow my real estate business each year, even through the last few years of downturn. I have income of $185k last year, and year to date income of $115k this year. I just finished paying income taxes and property taxes and find myself short on cash this month.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	32
Revolving Credit Balance:	$28,076.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432628	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432628. Member loan 432628 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Childrensn's Hospital Boston	Debt-to-income ratio:	2.58%
Length of employment:	1 year 2 months	Location:	Boston, MA

Home town:
Current & past employers:	Childrensn's Hospital Boston
Education:	The University of Alabama at Birmingham, Washington University in St. Louis School of Medicine, Oxford University, Oriel College

This borrower member posted the following loan description, which has not been verified:

I am a new physician just starting out and paying back medical school loans. Somehow life has caught up with me and I have a bit of credit card debt accrued (turns out they don't pay new doctors much!) from moving, etc. that I would like to pay off. I of course make payments on time and am responsible. Thank you for considering this loan for me, it would make life a lot easier.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,139.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432642	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432642. Member loan 432642 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Limited Brands	Debt-to-income ratio:	13.09%
Length of employment:	9 months	Location:	WEST NEW YORK, NJ

Home town:	Stoneham
Current & past employers:	Limited Brands, Rocawear
Education:	Laboratory Institute of Merchandising

This borrower member posted the following loan description, which has not been verified:

I am getting married in June 2010 and I need a loan to pay for the deposit, plane ticket, ceremony expenses, favors, dress, invitations, DJ and photographer.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,134.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432647	$8,125	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432647. Member loan 432647 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,947 / month
Current employer:	Harbor Freight Tools	Debt-to-income ratio:	12.15%
Length of employment:	4 months	Location:	oxnard, CA

Home town:	Palo Alto
Current & past employers:	Harbor Freight Tools, SloanLED, Virgin America, Southwest Airlines
Education:	California State University-Bakersfield (CSUB)

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to consolidate debt to a lower interest rate.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,564.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432649	$18,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432649. Member loan 432649 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Screen Actors Guild	Debt-to-income ratio:	3.46%
Length of employment:	8 years 4 months	Location:	MONTEREY PARK, CA

Home town:	monterey park
Current & past employers:	Screen Actors Guild
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I will be using this money to make some upgrades to my family's Thai restuarant that we have owned for about ten years. I think that this will really help us to improve the image of the restaurant and increase our customer base. As it is now we pull in about $1200 a day.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,678.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 432657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432657	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432657. Member loan 432657 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	Major retailer	Debt-to-income ratio:	6.87%
Length of employment:	5 years	Location:	Gahanna, OH

Home town:
Current & past employers:	Major retailer
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is required for funding a land purchase. This land is for investment purposes and has already secured 70% required for acquisition (through my savings & accruals). I have been investing (shrewdly at bottom prices) in real estate in the past years and own some apartments. I have been excellent with credit in the last ten years and my credit scores / rating would vouch for it. I have even secured a line of credit from a bank for this purpose and have come to lending club for a better interest rate.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,140.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432668	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432668. Member loan 432668 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	shutterfly	Debt-to-income ratio:	6.72%
Length of employment:	3 years 7 months	Location:	san leandro, CA

Home town:	Philippines
Current & past employers:	shutterfly, Walmart Store
Education:	Manila Vocational

This borrower member posted the following loan description, which has not been verified:

i need this loan because i have to do some work on my home and its very hard to get a loan from the banks right now

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,563.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431474	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431474. Member loan 431474 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Hamilton Sundstrand	Debt-to-income ratio:	15.88%
Length of employment:	2 years	Location:	Rockford, IL

Home town:	Rockford
Current & past employers:	Hamilton Sundstrand
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to consolidate our credit card debt to get rid of it for good. We both came into the marriage with some credit card debt and have not been able to pay it off. We are both very reponsible individuals. I am an Electrical Engineer and graduated from Iowa State University. My wife works from home and graduated with a marketing degree from the University of Illinois at Chicago. Neither one of us have ever been late on a payment. Please help us conquer our credit card debt.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,493.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431602	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431602. Member loan 431602 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,417 / month
Current employer:	Catapult Learning	Debt-to-income ratio:	15.67%
Length of employment:	5 months	Location:	palm beach gardens, FL

Home town:	Lansing
Current & past employers:	Catapult Learning
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

I need this loan to payoff a credit card where they drasitcially changed my interest rates. I have good credit and make very good money so I am not a risk. I can not do a home equity line of credit because I own two properties with other people on the loans that do not need be involved.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$145,711.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431699	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431699. Member loan 431699 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	self	Debt-to-income ratio:	12.57%
Length of employment:	2 years 6 months	Location:	Jacksonville, FL

Home town:	Gainesville
Current & past employers:	self
Education:	Appalachian State University, Florida Coastal School of Law

This borrower member posted the following loan description, which has not been verified:

I started a bussiness about two years ago. Now that my business is thriving I need to pull myself out of debt. I am paying down several credits and debts at once. If I could consolodate into one payment I could pay down all at one time. I am responsible in my finances and everyday life. I run my own business and am trying to free up funds to secure my financial future by getting out of debt. The best way for me to do it is to consolidate my debt.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,829.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431924	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431924. Member loan 431924 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	VAMC	Debt-to-income ratio:	13.38%
Length of employment:	14 years	Location:	Los Lunas, NM

Home town:	belen
Current & past employers:	VAMC
Education:	University of Phoenix, University of New Mexico-Valencia County Branch

This borrower member posted the following loan description, which has not been verified:

Money will be used to consolidate debt into one paymnet per month

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,356.00	Public Records On File:	1
Revolving Line Utilization:	50.00%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432057	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432057. Member loan 432057 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Kronick, Moskovitz, Tiedemann & Girard	Debt-to-income ratio:	24.04%
Length of employment:	4 years	Location:	Bakersfield, CA

Home town:	New Orleans
Current & past employers:	Kronick, Moskovitz, Tiedemann & Girard
Education:	Cal Poly San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

Desiring to eliminate credit card debt and the unwaranted rise in rates

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,159.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432608	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432608. Member loan 432608 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Media Infocus Studios	Debt-to-income ratio:	7.96%
Length of employment:	8 years 5 months	Location:	Plymouth, CT

Home town:	Thomaston
Current & past employers:	Media Infocus Studios
Education:

This borrower member posted the following loan description, which has not been verified:

My company has been shooting and editing commercials for web and TV for 8 years. My old equipment is for standard definition broadcast video only and in order to deliver the best quality for my clients this upgrade is necessary. The requested load is for a Sony XD Cam, which meet 100% broadcast specifications shoots full, pro level HD video at 1080p. http://www.bhphotovideo.com/c/product/563219-REG/Sony_PMW_EX3_PMW_EX3_XDCAM_EX_HD.html The total of the loan will cover the camera and all necessary gear needed, like solid state media ($900 per card), extra batteries, cabling, and wide angle lens and hard case. I intend to purchase the Sony extended 3 year warranty on the camera, and my business has full insurance on all production gear, including theft and damage on location (including water damage) that would cover this equipment in the event of total loss for full replacement value. You can view my work on our website to validate our skills and history. http://www.mediainfocus.com. See the tab for video production and also web. Thank you, Eric

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,925.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432661	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432661. Member loan 432661 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	NYC DEPT. OF EDUCATION	Debt-to-income ratio:	15.17%
Length of employment:	16 years 4 months	Location:	BROOKLYN, NY

Home town:	Georgetown
Current & past employers:	NYC DEPT. OF EDUCATION
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off my credit cards with high intrest rate, I have a reliable track of paying my bills on time. This loan will help me to keep to my routine without falling behind. Thank you Wilbert

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,616.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432697	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432697. Member loan 432697 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	8.67%
Length of employment:	2 years 7 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Macy's Inc.
Education:	Skyline College

This borrower member posted the following loan description, which has not been verified:

My credit cards are not the best way to borrow money and they have a very low limit. To get myself back on track I need to take care of a few things. First of all I need to pay off my credit cards. Second, I have been meaning to pay off the travel expenses that were spent for a wedding. Finally it's time to fix the car in the driveway so I use it for commuting again.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,176.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432703	$14,075	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432703. Member loan 432703 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,714 / month
Current employer:	Federal Bureau of Investigation (FBI)	Debt-to-income ratio:	23.71%
Length of employment:	33 years	Location:	Waldorf, MD

Home town:	Chicago
Current & past employers:	Federal Bureau of Investigation (FBI)
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

Taking high interest rate credit cards and paying them off at a better credit rate here. Then I plan on canceling these cards completely. With the money I will be saving on the interest rate I plan on rolling the payments over to another debt until that is paid off. This will have what is know as a snowball effect and soon I will be debt free. I know this system works if you stay with it and keep the snowball going. I have been at my current job for 33 years. I am reliable and trustworthy with paying my bills. I have a very good credit score.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$156,752.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432711

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432711	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432711. Member loan 432711 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	20.11%
Length of employment:	3 years	Location:	ARLINGTON, VA

Home town:	Manassas
Current & past employers:	Northrop Grumman, BAE Systems
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

i would like to get a personal loan to consollidate my credit card debt.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,359.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432726	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432726. Member loan 432726 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	myTotem Solutions, Inc	Debt-to-income ratio:	23.10%
Length of employment:	7 years 4 months	Location:	Cumming, GA

Home town:	Blue Point
Current & past employers:	myTotem Solutions, Inc, MBF Inc, Greensboro, NC, VISTA Consulting, Atlanta, GA, Venimex Consulting, Atlanta, GA
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

Self employed since 2002 and going strong. Never, ever late paying bills. High Credit Scores. High Household income.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,846.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432733	$2,150	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432733. Member loan 432733 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Rush Enterprises	Debt-to-income ratio:	20.53%
Length of employment:	2 years	Location:	McAllen, TX

Home town:
Current & past employers:	Rush Enterprises, Texas A&M University
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I had a family emergency last April and I had to max out one of my credit cards. I currently owe $2800 at a high interest rate. I need $2150 to pay it off. Why help me?: * I have never made a single late payment and I am very careful with my credit. * I have a very stable job. * No dependants. * My credit if perfect, except for the fact that one of my credit cards (purpose of this loan) is maxed out due to the family emergency I had. * I am planning to pay off this loan early.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,953.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 432739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432739	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432739. Member loan 432739 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Rhesa Heersche	Debt-to-income ratio:	18.66%
Length of employment:	4 years 5 months	Location:	Stratford, OK

Home town:	Oxnard
Current & past employers:	Rhesa Heersche, Volt Services Group, Ventura County Community College District
Education:	Moorpark College, Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

This will be a stat up loan for an online retail business. Purchase steak packages along with personalized accessories (knives, bbq tools, etc). We will also use the engraving machine to personalize other items. Purpose of this loan is to get the website built and launched before Oct.1, 2009 and to launch an agressive marketing plan to insure exposure before the holiday season.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,717.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432747	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432747. Member loan 432747 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	BT Conferencing	Debt-to-income ratio:	16.32%
Length of employment:	2 years 2 months	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	BT Conferencing
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I'm applying for this loan to consolidate the rest of my credit card debt. I have recently married and buying a house is in the near future and this will help keep things in line and on track. I have always paid things down on time to try to maintain a good credit history. I tend to pay monthly payments twice a month. I don't have much debt right now and live with family with good income so this loan would not be a hardship for me.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,944.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432748	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432748. Member loan 432748 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	32801 Communications	Debt-to-income ratio:	22.26%
Length of employment:	4 years	Location:	Tampa, FL

Home town:	Ocala
Current & past employers:	32801 Communications, Richmond American Homes
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

4 year old company in marketing and sales with proven sales history is looking to consolidate some credit card debt that has garnered some ugly predatory rates over the past few months making our debt service downright nasty. Looking to consolidate at a lower interest rate and accelerated payment plan. Sales base is 250k annual for 2009. Total debt load is 50k. 2 full time employees.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$76,170.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432766	$4,800	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432766. Member loan 432766 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	RDF Media	Debt-to-income ratio:	8.07%
Length of employment:	2 years	Location:	NEWARK, DE

Home town:	Haggerstown
Current & past employers:	RDF Media
Education:	DeSales University

This borrower member posted the following loan description, which has not been verified:

I am moving to Delaware from New York City and need a loan to cover some of the moving expenses and help me land on my feet! I have a place to live in Delaware already - and will not be paying rent. So this will help to ensure that I will be able to make a payment every month. I have student loan payments that I make every month, and have never been late - even while unemployment. I also do whatever needs to be done to make sure I make necessary monthly payments. I am proud to have good credit and would never let it slip.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,333.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432771	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432771. Member loan 432771 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Delphi	Debt-to-income ratio:	6.87%
Length of employment:	3 years 3 months	Location:	saginaw, MI

Home town:	saginaw
Current & past employers:	Delphi
Education:

This borrower member posted the following loan description, which has not been verified:

im buying a motorcycle i dont have any other loans just my home mortage and i always pay on time.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,914.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432774	$4,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432774. Member loan 432774 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,267 / month
Current employer:	Department of Defense (DOD)	Debt-to-income ratio:	11.94%
Length of employment:	3 months	Location:	Grovetown, GA

Home town:	Augusta
Current & past employers:	Department of Defense (DOD), Science Applications International
Education:	American Intercontinental University Online, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

My credit might not seem as good as it should. But I can afford to pay this back. I could make my purchase cash within a couple of months but I need it now and cannot wait. This is the reason for my loan otherwise would make my purchase cash. I have 2 other sorts of income other than my DOD job. Thank you for your help.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$1,725.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432775	$7,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432775. Member loan 432775 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Dell Inc	Debt-to-income ratio:	17.54%
Length of employment:	4 years 2 months	Location:	Austin, TX

Home town:	Mejicanos
Current & past employers:	Dell Inc, Top Gun
Education:	Instituto nacional Nocturno Jose Damian Villacorta, Instituto Tecnologico Centroamericano, Instituto de ense??anzas tecnicas ENSETEC

This borrower member posted the following loan description, which has not been verified:

I need to pay credit card that are high in rates, so I can relieve some finantial pressure.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,034.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432778	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432778. Member loan 432778 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	KAISER PERMANENTE	Debt-to-income ratio:	20.03%
Length of employment:	26 years 3 months	Location:	CASTRO VALLEY, CA

Home town:	CASTRO VALLEY
Current & past employers:	KAISER PERMANENTE, Exxon Mobil Corporation
Education:	Evergreen Valley College

This borrower member posted the following loan description, which has not been verified:

Refinance 27% Credit Card loan and 32% CitiFinancial loan

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,584.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432818	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432818. Member loan 432818 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,483 / month
Current employer:	Nordstrom & Associates, PC (my wife - Megan Lausten is the employed party)	Debt-to-income ratio:	10.16%
Length of employment:	2 years 1 month	Location:	Flagstaff, AZ

Home town:	Prior Lake
Current & past employers:	Nordstrom & Associates, PC (my wife - Megan Lausten is the employed party), Southwest Windpower, McDonald's
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

Thank you for considering funding our request. Why are we requesting this money? To consolidate 3 high interest credit cards at 17%+. Why are we good, reliable, and responsible candidates? We pay our bills on time, every time. My wife and I are dedicated to leading frugal, debt-free lives. My wife has a recession-proof job as an accountant at a CPA firm. She is a professional, responsible college graduate. I will be graduating in December and at that time will also be able to contribute greatly to our debt situation. We are young 20-somethings with a desire to be free of our debt trap so we can lead a simple, happy life! Help us achieve our goal of being debt-free by 2012!

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,762.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432820

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432820	$1,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432820. Member loan 432820 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Michigan Brewing Co.	Debt-to-income ratio:	14.00%
Length of employment:	1 month	Location:	East Lansing, MI

Home town:	Port Huron
Current & past employers:	Michigan Brewing Co., Peoples Church of East Lansing, Michigan State University
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I'm looking for some extra money to start payments at a new apartment, something to get the initial cost going while I wait for paychecks to start coming in.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,352.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432828	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432828. Member loan 432828 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Accuray Inc.	Debt-to-income ratio:	24.93%
Length of employment:	1 year 4 months	Location:	Fremont, CA

Home town:
Current & past employers:	Accuray Inc., Barnes and Noble
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a loan so that I can consolidate my credit card balances into 1 monthly payment and pay off in 3 years or less. I am currently working full-time and studying in the evening - If I can consolidate my debt, then this is one less thing to worry. Thanks!

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	53
Revolving Credit Balance:	$16,043.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432846	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432846. Member loan 432846 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,212 / month
Current employer:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca.	Debt-to-income ratio:	5.02%
Length of employment:	40 years	Location:	Costa Mesa, CA

Home town:	Florence
Current & past employers:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca., Yellow Freight Systems
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

Hi, I just discovered this site and I'm delighted to see what you folks are doing. I'm about to take a vacation and at the same time look for property or land in northern Calif. to retire on. It would be nice to have this extra money so I can do a through search and take in some scenery. I'm a retired Teamsters truck driver but didn't get to see much off road. I have been living in So. Calif. for 40 yrs. I was born and raised in a little desert town in Florence, Ariz. I would like to get away from all the traffic and vast population here. I have high Christian values and have always worked hard for my money and strongly believe in paying back what borrow. Any consideration would be appreciated. Sincerely, Jim Austin

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,724.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432863	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432863. Member loan 432863 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Diamond Fruit	Debt-to-income ratio:	23.72%
Length of employment:	5 years 7 months	Location:	The Dalles, OR

Home town:	Hood River
Current & past employers:	Diamond Fruit, Wells Fargo
Education:	Oregon State University, Western Oregon University

This borrower member posted the following loan description, which has not been verified:

The past year and a half has moved very fast. We bought a home in Feb 08 and within a year we got pregnant. I need to get some high intrest credit paid off for a few reasons I make good money and have been with the same company for about 6 years. My wife is an RN and will be taking some time away to be at home. We have 3 retirement accounts that would get us out of unsecured debt but we would certainly like to stay away from that option. I am looking forward to being debt free soon so my wife can take more time away from work. THANK YOU!!!

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	65
Revolving Credit Balance:	$28,843.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432898	$8,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432898. Member loan 432898 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Retired	Debt-to-income ratio:	6.64%
Length of employment:	n/a	Location:	Malden, MA

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

36 months term

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,520.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432918	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432918. Member loan 432918 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Pacific Scientific Energetic Materials Co.	Debt-to-income ratio:	24.73%
Length of employment:	6 years 8 months	Location:	Maricopa, AZ

Home town:	Phoenix
Current & past employers:	Pacific Scientific Energetic Materials Co., Pacific Scientific
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

My financial situation: I am employed as a manufacturing engineer for 6+ years supporting the commercial, aerospace and defense industries. Within this coming year $440 per month will be freed up from an auto loan I took out to purchase a vehicle for my mother. I am single and own my own home. I had my last vehicle paid off until a drunk driver hit me last year and totaled it. I will have my replacement vehicle loan paid off within one year, freeing up $220 per month for paying down dept even faster.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	60
Revolving Credit Balance:	$22,457.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432923	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432923. Member loan 432923 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,350 / month
Current employer:	BVK Gaming Inc	Debt-to-income ratio:	1.27%
Length of employment:	2 years 2 months	Location:	American Canyon, CA

Home town:	Phoenix
Current & past employers:	BVK Gaming Inc
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

Hello, I've had my current (1998 Honda Accord) car for 6 years, while it is now an 11 year old car. After some repairs, I think it is time to move on. I'm looking into getting a 2006 Honda Civic LX/EX (I like those moon roofs for some reason). I have enough cash on hand to pay for all of the car, which is why I am going to this loan. I like to have a cash cushion in life, some may call it an emergency fund.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,347.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432929	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432929. Member loan 432929 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Accenture	Debt-to-income ratio:	12.65%
Length of employment:	1 year 8 months	Location:	Houston, TX

Home town:
Current & past employers:	Accenture, JPMorgan Chase & Co., Hewlett-Packard, Chevron Corp.
Education:	University of Houston, Houston Baptist University

This borrower member posted the following loan description, which has not been verified:

I am launching an apparel brand, starting with denim jeans with a unique design concept that was conceived in Sept 2007 that resulted in a design patent that was granted in April 2008. The potential application of this design concept is huge, and currently there is nothing like it in the marketplace. It enables the interchangeability (transform/morph) of different art, quotations, and graphic expressions on display. After the design patent was granted in 2008, I slowly and gradually worked on preparing to get the brand off the ground. This year, after sourcing materials and getting other resources in place, the 1st and 2nd prototypes are finally completed, with the 2nd improving by leaps and bound over the first. To date, I have invested over $10K of my own capital into this venture, not to mention countless hours of work, and I enjoy every minute of it. The loan will be used to take the venture into the next level by mostly funding the first production batch of denim jeans. This production batch will anchor the first of many distribution channel by way of the MorphBrand.com website (currently under construction), and major apparel trade shows in the spring of 2010. I am a good, reliable, and responsible candidate for the loan because I have excellent credit, low debt to credit ratio, and a stable and high income employment history in the still lucrative oil and gas industry in Houston Texas.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,939.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Posting Report Supplement No. 8 dated August 6, 2009